UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Guilford Pharmaceuticals Inc.

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April 4, 2005

Dear Stockholders:

      You are invited to attend our Annual Meeting of Stockholders on Wednesday, May 4, 2005, at 11:00 a.m., local time, at our research and development facility at 6411 Beckley Street, Baltimore, Maryland 21224.

      Stockholders of record can vote their shares by completing the enclosed proxy card and returning it promptly in the enclosed pre-addressed, postage paid envelope. This will allow your shares to be voted whether or not you plan to attend the meeting. If you plan to attend the meeting, please check the appropriate box on your proxy card. Our research and development facility is handicapped accessible. If you need any other special accommodations, please indicate those on your proxy card.

      Thank you for your continued support.

Sincerely,

George L. Bunting, Jr.,	Dean J. Mitchell,
Chairman of the Board	President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

Please vote by signing, dating and returning the enclosed proxy card

GUILFORD PHARMACEUTICALS INC.

6611 Tributary Street
Baltimore, Maryland 21224
April 4, 2005

NOTICE OF MEETING

      The Annual Meeting of Stockholders of Guilford Pharmaceuticals Inc. (“Guilford” or the “Company”) will be held on Wednesday, May 4, 2005, at 11:00 a.m., local time, at the Company’s research and development facility at 6411 Beckley Street, Baltimore, Maryland 21224. The items of business for the meeting are:

1.	The election of directors to serve on the Company’s Board of Directors for a term of one year and until their successors are elected and qualified;

2.	The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2005;

3.	The amendment of the Company’s 2002 Stock Award and Incentive Plan (the “Incentive Plan”) to (i) increase the number of shares available for issuance under the Incentive Plan by 3,000,000 shares, (ii) increase the number of shares that may be issued under the Incentive Plan as awards other than options or stock appreciation rights (SARs) by 1,000,000 shares, and (iii) make certain other changes described in the proxy statement that relate to the Annual Meeting;

4.	The amendment of the Company’s 2002 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares available for issuance under the ESPP by 400,000 shares; and

5.	Such other business that may properly come before the meeting.

      These items of business are described in more detail in the attached proxy statement. Only stockholders of record at the close of business on March 18, 2005 (the “Record Date”), are entitled to vote at the meeting, or any adjournment thereof.

Asher M. Rubin
Senior Vice President, General Counsel and Secretary

      All stockholders as of the Record Date, or their duly appointed proxies, may attend the meeting, and each stockholder may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 9:00 a.m., local time, and seating will begin at 10:00 a.m., local time. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the meeting.

      This Notice, Proxy Statement and the enclosed Annual Report on Form 10-K, which includes consolidated financial statements, are being mailed beginning on or about April 4, 2005, to stockholders entitled to vote.

TABLE OF CONTENTS

Proxy Statement

1. ELECTION OF DIRECTORS FOR A TERM OF ONE YEAR	3
General Information	6
Board of Directors	6
Committees of the Board	6
Other Relationships	9
Directors’ Compensation	9
Section 16(a) Beneficial Ownership Reporting Compliance	11
Beneficial Ownership of Common Stock	12
Executive Compensation	14
Report of the Compensation Committee of the Board of Directors on Executive Compensation	14
Stock Performance Chart	18
Summary Compensation Table	19
Option Grants	20
Option Exercises and Holdings	21
Certain Relationships and Related Party Transactions	21
Employment Agreements	22
401(k) Retirement Savings Plan	24
Stock Option and Equity Compensation Plans	24
Compensation Committee Interlocks and Insider Participation	24
Report of the Audit Committee of the Board of Directors	25
Independent Registered Public Accounting Firm	26
2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28
3. AMENDMENT OF THE 2002 STOCK AWARD AND INCENTIVE PLAN	28
4. AMENDMENT OF THE 2002 EMPLOYEE STOCK PURCHASE PLAN	35
Other Matters	41
Stockholder Proposals	41
Annual Report on Form 10-K	41
Other Business	42
Proxies and Voting at the Meeting	42
2002 Stock Award and Incentive Plan and Amendment No. 1 thereto	A-1
2002 Employee Stock Purchase Plan and Amendment No. 1 thereto	B-1

1. ELECTION OF DIRECTORS FOR A TERM OF ONE YEAR

      Our entire Board of Directors (the “Board”) is elected each year at the Annual Meeting. Each director serves for one year and until a successor director is elected and qualified. Each of the nominated directors has agreed to serve if elected. However, if for some reason one or more of them is unable to accept nomination or election, we intend to vote proxies for the election of a nominee or nominees designated by the Board, unless the Board reduces the total number of directors on the Board or decides to fill the vacant position at a later time. Our Board currently consists of ten directors, and the Board has determined that the Board for 2005 will consist of ten directors. All of our current directors are standing for re-election.

The Board recommends that you vote “FOR”

each of the nominees for director.

BOARD OF DIRECTORS

       Information for each nominee, including biographical information for at least the past five years, is set forth below:

George L. Bunting, Jr. Age 64	Director since 1996 Chairman of the Board Chairman of the Compensation Committee Member of the Nominating and Governance Committee

      Mr. Bunting is Chairman and Chief Executive Officer of Bunting Management Group. Since 1991, he has been President and Chief Executive Officer of Bunting Management Group. From 1986 through 1989, he was Chairman of the Board and Chief Executive Officer of the Noxell Corporation (a Proctor & Gamble Company as of November 1989). Mr. Bunting is a director of Mercantile Bankshares Corporation, Baltimore Equitable Insurance Company and Mercantile Safe Deposit and Trust Company. He served as chairman of the Board of Trustees of Johns Hopkins University, Johns Hopkins Health System, and Johns Hopkins Hospital from 1994 until 1998 and for Johns Hopkins Medicine from 1996 until 1998. Mr. Bunting continues to serve as a trustee for those institutions.

Joseph R. Chinnici Age 50	Director since 2003 Chairman of the Audit Committee Member of the Nominating and Governance Committee

      Mr. Chinnici is Senior Vice President, Finance and Chief Financial Officer of Ciena Corporation, a leading provider of innovative network solutions to service providers and enterprises worldwide. Mr. Chinnici has held his current position with Ciena since August 1997. Mr. Chinnici holds a B.S. degree in accounting from Villanova University and an M.B.A. from Southern Illinois University.

Barry M. Fox Age 61	Director since 2002 Member of the Audit and Compensation Committees

      Mr. Fox is a partner at the law firm of Cleary, Gottlieb, Steen & Hamilton, an international law firm based in New York City. Mr. Fox joined Cleary Gottlieb in 1974 and became a partner in 1981. Mr. Fox received a J.D., cum laude, in 1969 from Harvard Law School, where he was editor of the Harvard Law Review from 1967 to 1969. He received an undergraduate degree in human biology from Johns Hopkins University where he attended the medical school from 1963 to 1965.

Elizabeth M. Greetham Age 55	Director since 1995 Member of the Compensation Committee

      Ms. Greetham is Chief Executive Officer and President of ACCL Financial Consultants, an investment management and consulting firm focusing in the pharmaceutical industry. From August 2000 until October 2003, she was Chairman of the Board of Directors and Chief Executive Officer of DrugAbuse Sciences, Inc. She joined DrugAbuse Sciences as its Chief Financial Officer in June 1999. From 1992 to 1999, Ms. Greetham was portfolio manager of WPG Life Sciences Fund, L.P. and WPG Institutional Life Sciences Fund, L.P. From 1990 through 1999, she was involved in health care investments for institutional, growth and individual high net worth accounts at Weiss, Peck & Greer, L.L.C. Ms. Greetham is a director of Stressgen Biotechnologies Corporation and King Pharmaceuticals, Inc.

Joseph Klein, III Age 44	Director since 1998 Member of the Audit, Nominating and Governance and Science Committees

      Mr. Klein is a Managing Director of Gauss Capital Advisors, LLC, a financial and investment advisory firm that he founded in 1998. Mr. Klein is also a founding member and currently a Venture Partner of Red Abbey Venture Partners, LLC, the general partner of several life science investor partnerships. From September 2001 to September 2002, Mr. Klein served as a Venture Partner of MPM Capital, one of the largest health care venture capital firms in the world. From June 1999 through September 2000, Mr. Klein was Vice President of Strategy for Medical Manager Corporation, a physician office management information systems vendor. From June 1998 to June 1999, Mr. Klein served as Health Care Investment Analyst for the Kaufmann Fund. He holds an M.B.A. from the Stanford Graduate School of Business and a B.A. in Economics from Yale University. Mr. Klein is a director of NPS Pharmaceuticals, Inc. and Genaissance Pharmaceuticals, Inc.

Dean J. Mitchell Age 49	Director since 2004 President and Chief Executive Officer of the Company

      Mr. Mitchell joined the Company as President and Chief Executive Officer in December 2004. From 2001 until he joined the Company, he held various senior management positions with Bristol-Myers Squibb Company, including President, International Pharmaceuticals, President, U.S. Primary Care, and Vice President, Strategy. From 1987 through 2001, Mr. Mitchell was employed with GlaxoSmithKline and its predecessor business, most recently as Senior Vice President, Clinical Development and Product Strategy. Mr. Mitchell received his B.Sc. with Honors in Applied Biology from Coventry University and his M.B.A. from City University Business School in London, England.

Ronald M. Nordmann Age 63	Director since 2000 Chairman of the Nominating and Governance Committee Member of the Audit Committee

      Mr. Nordmann is Co-President of Global Health Associates, LLC, a consulting firm to life sciences companies, a position he has held since October 2000. From September 1994 until January 2000, Mr. Nordmann was a partner at Deerfield Management, a health care investment management firm where he served as a portfolio manager and analyst of a $1.2 billion health care sector fund. Mr. Nordmann has over 25 years experience in investment management and analysis of the pharmaceutical industry. He received his B.A. in Business and Industrial Management from Johns Hopkins University in 1963 and his M.B.A. in Finance and Marketing from Fairleigh Dickinson University in 1966. Mr. Nordmann is a director of Shire Pharmaceuticals Group plc, Neurochem, Inc., and Par Pharmaceutical, Inc. Mr. Nordmann is a member of the Board of Trustees of Johns Hopkins University and its advisory counsel.

Craig R. Smith, M.D. Age 59	Director since 1993 Member of the Science Committee Consultant to the Company

      Dr. Smith retired as Guilford’s Chairman of the Board, President and Chief Executive Officer in December 2004. He had held those positions with the Company since 1994. During 2004, Dr. Smith was the sole member of the Board’s New Hire Option Committee. Prior to joining Guilford, Dr. Smith was Senior Vice President for Business and Market Development at Centocor, Inc., a biotechnology company. Dr. Smith joined Centocor in 1988 as vice president of clinical research after serving on the faculty of the Department of Medicine at Johns Hopkins Medical School for 13 years. Dr. Smith received his M.D. from the State University of New York at Buffalo in 1972 and received training in Internal Medicine at Johns Hopkins Hospital from 1972 to 1975. Dr. Smith is a member of the Board of Directors of Depomed Inc., LaJolla Pharmaceutical Co., Excigen Inc. and Symphony Neurodevelopment Company.

Solomon H. Snyder, M.D. Age 66	Director since 1993 Chairman of the Science Committee Scientific Consultant to the Company

      Dr. Snyder is Director of the Department of Neuroscience at Johns Hopkins Medical School and its Distinguished Service Professor of Neuroscience, Pharmacology and Molecular Sciences, and Psychiatry. Dr. Snyder has held his current position with Johns Hopkins Medical School since 1980. Dr. Snyder received his M.D. in 1962 from Georgetown Medical School, trained as a research associate with Julius Axelrod at the National Institute of Mental Health and completed his psychiatry residency at Johns Hopkins Hospital. Dr. Snyder has received a number of awards including the Albert Lasker Award in Basic Biomedical Research, the Wolf Prize and the Bower Award. He is a member of the U.S. National Academy of Sciences, the Institute of Medicine and the American Academy of Arts and Sciences.

David C. U’Prichard, Ph.D. Age 56	Director since 2003 Member of the Compensation and Science Committees

      Dr. U’Prichard is President of Druid Consulting LLC, a specialized pharmaceutical and biotechnology consulting firm, and a Venture Partner and member of the health care team of Apax Partners Ltd., a global private equity fund. Dr. U’Prichard is also a Venture Partner with Case Capital LLC (Princeton, NJ) and Red Abbey LLC (Baltimore, MD). From March 1999 through January 2003, he was the Chief Executive Officer and a director of 3-Dimensional Pharmaceuticals Inc., a publicly traded biotechnology company that was acquired by a Johnson & Johnson subsidiary in January 2003. From August 1997 to February 1999, Dr. U’Prichard served as President of Research and Development at SmithKlineBeecham. Prior to SmithKline Beecham, he worked for ICI/ Zeneca (now AstraZeneca) from 1986 to 1997, last serving as Executive Vice President and International Research Director from 1994 to 1997. Dr. U’Prichard received his Ph.D. in Pharmacology from the University of Kansas and his B.S. in Pharmacology with first-class honors from the University of Glasgow, Scotland. He has held academic appointments at Northwestern University, Johns Hopkins University and the University of Pennsylvania and is an honorary professor at the University of Glasgow. Dr. U’Prichard serves on the Board of Directors of Invitrogen Corp., Oxagen Ltd. (U.K.), Cyclacel Ltd. (U.K.) and atugen GmbH (Germany).

GENERAL INFORMATION

Board of Directors

      The Board held fifteen regular and special meetings during 2004. All of our directors attended at least 75% of the aggregate of these meetings and the meetings of the committees on which they serve, with the exception of Dr. U’Prichard. Eight members of the Board attended our 2004 Annual Meeting. The Company encourages, but does not require, members of the Board to attend Annual Meetings.

      The Board has determined that seven of its ten members are “independent directors” as that term is defined in the listing standards of the Nasdaq Stock Market. The three directors who are not independent are Mr. Mitchell, our President and Chief Executive Officer, Dr. Smith, our former President and Chief Executive Officer and currently a consultant to the Company, and Dr. Snyder, who also serves as a consultant to the Company.

      The Board welcomes communications from stockholders and has adopted a procedure for receiving and addressing them. Stockholders may send written communications to the entire Board or to individual members, addressing them to our Corporate Secretary, Asher M. Rubin, at 6611 Tributary Street, Baltimore, Maryland 21224. Communications by e-mail should be sent to ir@guilfordpharm.com and marked “Attention: Corporate Secretary” in the “Subject” field.

Committees of the Board

      Our Board has four standing committees: the Audit Committee; the Compensation Committee; the Nominating and Governance Committee; and the Science Committee. During 2004, the Board also had a New Hire Option Committee. Descriptions of each of these Committees are set forth below.

      Audit Committee. The Audit Committee has four members and serves the functions set forth in the following table. The Board has adopted a written charter for the Audit Committee, which was amended in February 2003 and is available on our website by following the “Investors” link at www.guilfordpharm.com. All of the members of the Audit Committee are “independent” within the meaning of the Nasdaq Stock Market listing standards. Our Board has determined that Mr. Chinnici is an “audit committee financial expert” as defined by the Securities and Exchange Commission (“SEC”). The Audit Committee’s report is included in this proxy statement. The

Audit Committee met nine times in 2004 and had expanded activities as a result of responsibilities under the charter and the Sarbanes-Oxley Act of 2002.

Members	Functions
Joseph R. Chinnici (Chairman) Barry M. Fox Joseph Klein, III Ronald M. Nordmann	• Monitors the integrity of our internal controls over financial reporting and the systems related thereto regarding finance, accounting, and legal compliance

• Hires, fires, compensates, oversees and monitors the independence and performance of our independent registered public accounting firm

• Approves in advance all audit services and permissible non-audit services to be performed by our independent registered public accounting firm

• Ensures an adequate level of communication is established and maintained among the independent registered public accounting firm, management, and the Board (including the Audit Committee)

• Prepares an annual report to stockholders on audit practices

• Establishes and implements procedures for confidential communications for whistle blowers and others with accounting concerns

      Compensation Committee. The Compensation Committee has four members and serves the functions set forth in the following table. All of the members of the Compensation Committee are “independent” within the meaning of the Nasdaq Stock Market listing standards. The Compensation Committee’s written charter is available by following the “Investors” link on our website at www.guilfordpharm.com. The Compensation Committee’s report is included in this proxy statement. The Compensation Committee met five times in 2004.

Members	Functions
George L. Bunting, Jr. (Chairman) Barry M. Fox Elizabeth M. Greetham David C. U’Prichard, Ph.D.	• Establishes compensation of the Chief Executive Officer and other executive officers

• Prepares an annual report to stockholders on executive compensation practices

• Administers stock option plans and such other plans as we may adopt from time to time

• Approves and establishes policies with regard to salary, incentive, equity and other compensation programs

• Approves transactions, if any, between the Company and its directors or executive officers

      Nominating and Governance Committee. The Nominating and Governance Committee has four members and serves the functions set forth in the following table. All of the members of the Nominating and Governance Committee are “independent” within the meaning of the Nasdaq Stock Market listing standards. The Nominating and Governance Committee’s written charter is available by following the “Investors” link on our website at www.guilfordpharm.com. The Nominating and Governance Committee met eight times in 2004.

Members	Functions
Ronald M. Nordmann (Chairman) George L. Bunting, Jr. Joseph R. Chinnici Joseph Klein, III	• Considers and makes recommendations to the Board regarding those persons deemed to be suitable as the Board’s nominees for election to the Board

• As vacancies on the Board occur, proposes persons for election to fill such vacancies

• Recommends appropriate methods and rates of director compensation to the Compensation Committee

• Reviews the Board on an annual basis and recommends appropriate changes regarding membership, size, membership of committees, and committee charters

• Conducts evaluations of the performance of the Board

• Develops corporate governance principals

      In discharging its responsibilities to nominate candidates for election to the Board, the Nominating and Governance Committee identifies, recruits and nominates candidates characterized by wisdom, maturity, sound judgment, excellent business skills and high integrity. The Nominating and Governance Committee seeks to assure that the Board is composed of individuals of diverse backgrounds who have a variety of complementary experience, training and relationships relevant to the Company’s needs. In nominating candidates to fill vacancies created by the expiration of the term of a member of the Board, the Nominating and Governance Committee determines whether the incumbent director is willing to stand for re-election. If so, the Nominating and Governance Committee evaluates his or her performance in office to determine suitability for continued service, taking into consideration the value of continuity and familiarity with the Company’s business. In addition, the Nominating and Governance Committee considers recommendations for nomination from any reasonable source, including officers, directors and stockholders of the Company according to the foregoing standards. When appropriate, the Nominating and Governance Committee may retain executive recruitment firms to assist in identifying suitable candidates. Persons wishing to suggest potential nominees may address their suggestions in writing to Guilford Pharmaceuticals Inc., 6611 Tributary Street, Baltimore, Maryland 21224, Attention: Corporate Secretary.

      Science Committee. The Science Committee has four members and serves the functions set forth in the following table. The Science Committee met three times in 2004.

Members	Functions
Solomon H. Snyder, M.D. (Chairman) Joseph Klein, III Craig R. Smith, M.D. David C. U’Prichard, Ph.D.	• Advises the President and Chief Executive Officer of the Company and the Board regarding future research and development efforts

• Engages consultants to advise the Committee in its review of the Company’s research and development programs

• Conducts peer review of the Company’s research and development projects

      New Hire Option Committee. The New Hire Option Committee had one member and serves the functions set forth in the following table. The New Hire Option Committee does not have meetings, but instead acts by written consent. During 2004, the New Hire Option Committee granted a total of approximately 329,250 options to purchase the Company’s common stock to 77 newly hired employees, and employees who were promoted from non-exempt to exempt status. The

New Hire Option Committee was dissolved in March 2005 because of changes in the manner in which the Company grants options to newly hired and promoted employees.

Member	Functions
Craig R. Smith, M.D.	• Authorizes option grants to newly hired employees (which grants may not exceed 50,000 shares to any newly hired employee without the concurrence of the Chairman of the Compensation Committee)

• Authorizes option grants to existing employees being promoted from non-exempt to exempt status

Other Relationships

      In September 1995, we entered into a consulting agreement with Dr. Snyder, which has been extended from time to time (most recently in August 2003) and currently expires in August 2006. Under this agreement, Dr. Snyder provides certain consulting services to us including, among others, assisting us to recruit scientific staff, advising us as to the purchase of laboratory equipment and acquisition of new technologies, and participating in business meetings at the request from time to time of our President and Chief Executive Officer. The agreement provides that Dr. Snyder is entitled to receive a cash retainer of $21,667 per month during September 2004 to August 2005 and $22,500 per month during September 2005 to August 2006, and that the Company will reimburse Dr. Snyder for reasonable expenses incurred by him in the performance of his duties under the agreement (but will not otherwise be obligated to pay Dr. Snyder for service on the Company’s Board, any committee thereof or any Company scientific advisory board or similar body). The agreement also provides that for so long as Dr. Snyder is a member of the Board, he is eligible to receive stock option awards that we generally grant to outside directors. In addition to his consulting fees and eligibility to receive stock option awards, Dr. Snyder is entitled to name the beneficiary of a policy of life insurance that the Company owns providing a death benefit in the event of the second to die of either Dr. Snyder or his wife. The annual premium for the policy is $45,000. For each of the one-year periods ending on December 31, 2004, 2003 and 2002, we paid Dr. Snyder $240,000, $240,000 and $233,333, respectively, pursuant to the consulting agreement.

      On December 1, 2004, Dr. Smith retired as our Chairman of the Board, President and Chief Executive Officer. In connection with his retirement, we entered into a Consulting Services and Separation Agreement, which states that Dr. Smith will provide consulting services to us until December 1, 2005. The agreement further provides that for the 36 month period following the date of Dr. Smith’s retirement, we will continue to pay him his last annual base salary of $560,000, as well as provide current life, health and disability insurance benefits, and Dr. Smith will continue to vest in all currently unvested stock options. In addition, the agreement provides that we will pay for Dr. Smith’s reasonable expenses in providing consulting services and grant him 100,000 restricted stock units under our 2002 Stock Award and Incentive Plan upon his retirement, which vest in equal amounts on the first and second anniversary thereof. The agreement also calls for us to provide Dr. Smith a cash payment equal to 50% of his last annual base salary payable in two equal installments, the first installment of which was paid on January 3, 2005, and the second installment of which is due to be paid on December 1, 2005. The agreement also contains a two-year non-compete provision and customary releases.

Directors’ Compensation

      We do not pay directors who are also employees of or consultants to Guilford for serving on the Board or any committee. Currently, Mr. Mitchell is Guilford’s only employee director and

Drs. Smith and Snyder are consultants to the Company. During 2004, we adopted the Guilford Pharmaceuticals Inc. Compensation Plan for Outside Directors (the “Outside Directors’ Plan”), which was effective for outside directors from July 1, 2004 through the end of the year. A summary of the Outside Directors’ Plan is set forth below. For the first half of 2004, we paid our outside directors based on our prior compensation plan for them, which included:

•	An annual retainer of $12,500 paid quarterly (of which only $6,250 was paid);

•	$1,500 for each Board meeting attended;

•	$500 for each Audit, Compensation or Nominating and Governance Committee meeting attended; and

•	$7,500 for each Science Committee meeting attended.

      Also during 2004, each Audit Committee member received an additional payment of $20,000, for his services related to the Audit Committee’s expanded activities as required under its charter and the Sarbanes-Oxley Act of 2002.

      Dr. Snyder has a consulting agreement with Guilford (see the section above, entitled “Other Relationships”), and, except as described below, does not receive any compensation for his service on the Board or any committee.

      The Outside Directors’ Plan provides that Guilford’s non-employee, independent directors (“Eligible Directors”) are entitled to an annual retainer fee of $24,000, paid in equal quarterly installments. In addition, Eligible Directors are entitled to per meeting fees as follows:

•	$2,000 for each meeting of the Board attended in person;

•	$1,000 for each meeting of the Board attended by telephone ($2,000 if the meeting relates to a major corporate action);

•	$1,500, $1,200 and $1,200, respectively, per meeting of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, whether attended in person or by telephone; and

•	$7,500 for each meeting of the Science Committee, whether attended in person or by telephone.

      Also under the Outside Directors’ Plan, each Eligible Director who is chair of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee is entitled to an annual committee chair fee of $7,000, $5,000 and $5,000, respectively, and an Eligible Director that is designated as the “lead” independent director or Chairman of the Board (the “Lead Director”), is entitled to an annual retainer of $7,000.

      Annual retainer, committee chair and Lead Director fees are payable in stock unit grants under Guilford’s 2002 Stock Award and Incentive Plan (the “2002 Plan”) based on the closing price of Guilford’s common stock on the Nasdaq Stock Market as of the last date of the relevant fiscal quarter. Similarly, 50% of the per meeting fee for meetings of the Science Committee is payable in stock units under the 2002 Plan. Eligible Directors also may elect to have any other payments prescribed under the Plan paid in stock units under the 2002 Plan in lieu of cash. Stock certificates in respect of stock units will be delivered to Eligible Directors six months after their service on the Board terminates. All stock units are 100% vested upon the date of grant.

      We reimburse each director, whether an employee or not, for expenses of attending Board and committee meetings.

      Upon joining our Board, each non-employee director receives an option to purchase 30,000 shares of our common stock. Thereafter, each Eligible Director receives an additional option to purchase 7,500 shares of our common stock immediately following each annual election of directors so long as he or she has served on the Board for at least one full year and continues to serve as a director on the grant date. Directors may exercise these options for up to one-half of the shares covered on the first anniversary of the date of the grant. The remaining 50% vests on the second anniversary date. Once vested, directors may exercise these options for up to 10 years from the grant date.

      Dr. Snyder did not receive an option to purchase 30,000 shares of our common stock when he joined the Board; however, since 1999 the Board has granted Dr. Snyder additional options to purchase 7,500 shares of our common stock immediately following his re-election to the Board. Dr. Snyder’s options vest and are exercisable in the same manner as the other directors’ options.

      Because of his consulting relationship and prior employment with the Company, Dr. Smith is not entitled to participate in the Outside Directors’ Plan.

      Mr. Mitchell, as an employee-director, does not receive stock option grants for serving as a director of Guilford, although he is eligible to receive stock options as an employee of Guilford. See the section entitled “Option Grants” on page 20.

      Options issued to directors are considered “non-qualified” stock options for tax purposes, meaning that directors may be subject to certain federal and state taxes at the time they exercise these options. The exercise price of options we grant is equal to the closing price of our stock (as reported on the Nasdaq Stock Market) on the day immediately prior to the date we grant the options.

      A director may also transfer these options to his or her spouse, children or grandchildren (and certain trusts for the benefit of these family members or partnerships in which such family members are the only partners) so long as he or she receives no payment for that transfer. In addition, these immediate family members (or their trusts or partnerships) may transfer options among themselves so long as no amounts are paid for these transfers. A director may also transfer these options following his or her death by will or the laws of descent and distribution.

Section 16(a) Beneficial Ownership Reporting Compliance

      The Exchange Act requires our executive officers and directors, and any persons owning more than 10% of a class of our stock, to file certain reports on ownership and changes in ownership with the SEC. Based on a review of copies of such reports we received and on written representations from certain reporting persons, we believe that during 2004, our executive officers and directors filed with the SEC on a timely basis all required reports relating to transactions involving our equity securities beneficially owned by them.

BENEFICIAL OWNERSHIP OF COMMON STOCK

       The following table shows the beneficial ownership of our common stock as of March 10, 2005 of each director or nominee for director, the individuals shown in the Summary Compensation Table on page 19 (hereinafter referred to as “named executive officers”), stockholders that beneficially held five percent or more of our common stock, and all of our directors and officers as a group.

		Right to Acquire	Percent of
		within 60 days of	Outstanding
Name	Owned (1)	March 10, 2005	Shares (2)

FMR Corp. (3)	6,004,201	—	12.93%
Arnold Snider (entities affiliated with Deerfield Capital, L.P.) (4)	3,352,547	—	7.22%
Kilkenny Capital Management, L.L.C. (5)	2,836,789	—	6.11%
Fuller & Thaler Asset Management, Inc. (6)	2,598,305	—	5.59%
Lotsoff Capital Management (7)	2,462,166	—	5.30%
Dean J. Mitchell (8)	550,000	—	1.18%
William F. Spengler	—	—	*
Nancy J. Linck, Ph.D., J.D.	24,428	159,165	*
William C. Vincek, Ph.D.	9,279	201,540	*
Thomas C. Seoh	44,877	295,914	*
Margaret M. Contessa	5,245	91,540	*
George L. Bunting, Jr. (9)	682,150	90,102	1.66%
Craig R. Smith, M.D.	375,801	687,127	2.29%
Solomon H. Snyder	730,193	127,500	1.85%
Elizabeth M. Greetham	2,952	84,912	*
Joseph Klein, III	35,000	71,158	*
Ronald M. Nordmann	25,000	54,912	*
Barry M. Fox	25,400	41,169	*
Joseph R. Chinnici	—	36,162	*
David C. U’Prichard, Ph.D.	—	18,919	*
All 16 officers and directors as a group	2,490,325	1,960,120	9.58%

*	Represents less than 1% of the shares outstanding.

(1)	Includes shares for which the named person has sole voting and investment power, has shared voting and investment power with a spouse or minor child, and/ or holds in a 401(k) Retirement Savings Plan account or other qualified retirement account, unless otherwise stated in these footnotes.

(2)	In computing the percentage ownership of each named person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days after March 10, 2005 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)	This stockholder’s address is 82 Devonshire Street, Boston, MA 02109. The information concerning this stockholder is based solely on Schedule 13G, filed with the SEC on February 14, 2005.

FMR is the parent holding company of subsidiaries: Fidelity Management & Research Company (“Fidelity”), which is the beneficial owner of 5,824,401 shares of Guilford’s common stock as a result of acting as investment adviser to various investment companies; and Fidelity Management Trust Company (“FMT”), which is the beneficial owner of 179,800 shares of Guilford’s common stock as a result of serving as investment manager of certain institutional accounts. Members of the Edward C. Johnson 3d family own stock of FMR representing approximately 49% of the voting power of FMR, and are parties to a voting agreement with other holders of FMR stock. Edward C. Johnson 3d owns 12.0% and Abigail P. Johnson owns 24.5% of the outstanding voting stock of FMR. Mr. Johnson is Chairman of FMR and Ms. Johnson is a director of FMR. Neither FMR nor Mr. Johnson has sole voting power with respect to the shares of Guilford’s common stock owned by the Fidelity funds, which power resides with the funds’ Board of Trustees. Each of FMR, Mr. Johnson and the funds has sole dispositive power with respect to the 5,824,401 shares of Guilford’s common stock owned by the Fidelity funds. Each of FMR and Mr. Johnson has sole dispositive and voting power with respect to 179,800 shares of Guilford’s common stock owned by the FMT institutional accounts.

(4)	Based on a Schedule 13G/ A filed with the SEC on February 8, 2005, the number of shares owned by entities affiliated with Arnold H. Snider and Deerfield Capital L.P. includes 1,619,279 shares held of record by Deerfield Capital L.P. and Deerfield Partners, L.P., each a Delaware limited partnership, and 1,733,268 shares held of record by Deerfield Management Company, a New York limited partnership, and Deerfield International Limited, a British Virgin Islands corporation.

(5)	This stockholder’s address is 311 South Wacker Drive, Suite 6350, Chicago, Illinois 60606. The information concerning this stockholder is based solely on a Schedule 13G filed with the SEC on February 14, 2005.

(6)	This stockholder’s address is 411 Borel Avenue, Suite 402, San Mateo, California 94402. The information concerning this stockholder is based solely on a Schedule 13G/ A filed with the SEC on February 9, 2005.

(7)	This stockholder’s address is 20 North Clark Street, 34th Floor, Chicago, Illinois 60602. The information concerning this stockholder is based solely on a Schedule 13G filed with the SEC on January 14, 2005.

(8)	Includes (a) 250,000 restricted shares of common stock that will vest on the first anniversary of Mr. Mitchell’s employment with the Company or earlier upon an acceleration event (defined to mean death, disability, termination without “cause” or termination by Mr. Mitchell for “good reason” (as each term is described in “Employment Agreements” beginning on page 22)); and (b) 250,000 restricted shares of common stock, vesting seven years from the commencement of his employment or in 2007, 2008 and 2009, if certain performance milestones that have not yet been determined are met.

(9)	Includes 650,000 shares held by The Abell Foundation, Inc., for which Mr. Bunting disclaims a beneficial interest. Mr. Bunting serves as a trustee and a member of the finance committee of The Abell Foundation. This does not include 3,500 shares held by a limited liability company for which Mr. Bunting disclaims beneficial interest except as to his 1% pecuniary interest in the limited liability company.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

REPORT ON EXECUTIVE COMPENSATION

      George L. Bunting, Jr., Barry M. Fox, Elizabeth M. Greetham and David C. U’Prichard, Ph.D., are the members of the Compensation Committee of the Board (the “Committee”). Each member of the Committee is “independent” as that term is defined by applicable Nasdaq Stock Market rules. Among other things, the Committee is responsible for overseeing Guilford’s compensation programs for all employees, and for establishing the compensation of the Company’s executive officers.

Compensation Philosophy

      We strive to implement a compensation program that (1) enables Guilford to attract and retain executive officers and other employees who will contribute to Guilford’s long-term success and (2) motivates them to enhance long-term stockholder value. We also attempt to align employee compensation with the Company’s business objectives and performance.

      To achieve these goals, the Committee:

•	Compares Guilford’s salary practices with those of other companies with which Guilford competes for talent to try to ensure that employee salaries are competitive, and adjusts employee salaries from time to time as market conditions warrant;

•	Establishes annual incentive opportunities to motivate Guilford employees to achieve specific short-term operating goals; and

•	Grants equity-based incentives to employees to ensure that they are motivated over the long-term to respond to Guilford’s business challenges and opportunities, as owners and not just as employees.

      In general, we seek to adjust the components of compensation to be competitive with other companies that we deem comparable to Guilford in terms of size, stage of development, potential, target peer group and other factors, and with which we compete in the job market for individuals with desired skills.

Components of Compensation: Base Salary; Annual Incentive; and Long Term Incentive.

      Base Salary. The Committee compares the base salary of each executive officer annually, including those of executive officers listed in the “Summary Compensation Table” on page 19 of the Proxy Statement for the Company’s Annual Meeting, against the base salaries paid for similar positions by companies within a comparison group. The Committee considers a range of salary levels for comparable positions. Within this range, the Committee considers individual factors it deems appropriate, including an executive officer’s individual performance, level of responsibility, prior work experience, breadth of knowledge, competitive pay practices, the extent to which Guilford has achieved its business objectives, and the Company’s other significant accomplishments and business priorities during the period under review. The Committee also obtains and relies upon advice from an outside compensation consultant engaged by the Committee from time to time.

      From year to year, the relative weighting of the individual components and the corporate performance components may differ and can be expected to change over time as the Company evolves.

      Based on the Committee’s review of these factors, the Committee authorized the allocation of $96,542 for base salary increases for all of Guilford’s executive officers, other than the Chief Executive Officer, whose compensation we discuss separately below. This amount represents an increase of 3.9% over 2004 base salary levels. The Committee also authorized Guilford’s management to allocate $704,249 for base salary increases for all Guilford employees as a group, again, not including the Chief Executive Officer. This amount represents 2.8% increase over 2004 base salary levels.

      Annual Incentive. In addition to base salary, Guilford offers discretionary cash bonuses to employees, including executives, as annual incentives to reward individual performance and to achieve short-term operating objectives. The actual incentive award earned by any employee depends on individual performance and the extent to which corporate objectives were achieved during the year. Guilford’s objectives consist of operating, strategic, and financial goals that are critical to Guilford’s fundamental long-term goal of building stockholder value.

      Performance objectives are established at the beginning of each year. After the end of the year, the Committee evaluates Guilford’s business priorities and the degree to which Guilford has met its goals. In the Committee’s sole discretion, the Committee establishes a pool of funds available for annual incentive awards. Individual awards are determined based on Guilford’s overall performance and by evaluating each participant’s performance against personal and corporate objectives. A portion of the award pool is then allocated based on the participant’s contributions during the year. Guilford pays awards in cash and distributes these bonuses in the first quarter following the performance year.

      For 2004, Guilford had a number of significant accomplishments. Among other things, Guilford:

•	Had significant changes to our senior management team with the hiring of Dean J. Mitchell as our President and Chief Executive Officer, who succeeded Craig R. Smith, M.D., a founder and our former Chairman, President and Chief Executive Officer, and the hiring of William F. Spengler as our Executive Vice President and Chief Financial Officer.

•	Licensed the United States rights for GPI 1485, an investigational new drug in Phase II clinical development for the treatment of Parkinson’s disease and post-prostatectomy erectile dysfunction, to Symphony Neuro Development Company.

•	Received regulatory approval in the European Union to market Gliadel, our proprietary treatment for brain cancer, for newly diagnosed patients with high-grade malignant glioma, as an adjunct to surgery and radiation.

•	Commenced the Phase III clinical program for Aquavan, a water-soluble prodrug of propofol, for procedural sedation.

•	Completed a sale and lease back of our facilities to BioMed Realty Trust, Inc., resulting in net proceeds to us of approximately $20.8 million.

•	Reported Gliadel net product revenue of $27.7 million.

•	Entered into a transaction pursuant to which Angiodevice International GmbH obtained licenses to patents previously licensed by Guilford related to certain polymer technologies for which we received net proceeds of approximately $6.0 million.

•	Acquired ProQuest Pharmaceuticals, Inc. for approximately $6.9 million of our common stock, thereby obtaining an irrevocable, royalty-free, fully-paid, exclusive, worldwide license to the intellectual property rights for Aquavan.

      The Company’s overall sales performance, however, was disappointing due to the Company’s Aggrastat® Injection sales of approximately $12.5 million, well below Guilford’s original expectations.

      Based on the Company’s performance and the exceptional contributions of certain employees to the Company’s accomplishments, the Committee determined that select employees, including some officers, were entitled to annual cash incentive compensation for 2004. In total, the Committee authorized management to allocate $345,000 for annual incentive compensation for Guilford’s officers, other than the Chief Executive Officer. This amount represents 13.8% of the total base salaries of these executives in 2004.

      The Committee also authorized the Company’s management to allocate $505,000 for annual incentive compensation for all Guilford employees as a group, again, not including the Chief Executive Officer. This amount equals 2.0% of the total base salaries of these employees in 2004.

      Long-Term Incentives. Guilford implements its long-term incentive program through its equity compensation awards (including stock options and restricted stock units). The program uses vesting periods (generally four years) to encourage executives and other full-time, salaried employees to continue in the employ of Guilford. Through option grants and restricted stock unit awards, employees receive equity incentives to build long-term stockholder value. Stock option grants are made at fair market value equal to the closing price of Guilford’s common stock on the trading date immediately preceding the grant date. Recipients realize value from these grants only if Guilford’s stock appreciates over the term of the option. The Committee looks at the following factors to determine how many options to grant:

•	the option grant practices of the companies in a comparison group,

•	Guilford’s philosophy of significantly linking executive and employee compensation with stockholder interests,

•	Guilford’s performance relative to its objectives, and

•	Guilford’s other accomplishments during the year.

      Based on these factors, in respect of performance in 2004, the Committee authorized the award of a total for 775,740 shares of Guilford common stock for all eligible employees, excluding the Chief Executive Officer. Of this amount, the Committee granted options to purchase 292,500 shares of common stock to Guilford’s officers, again excluding the Chief Executive Officer. The Committee also authorized the issuance of a total of 145,940 restricted stock units (each representing one share of Guilford common stock) for all eligible employees, excluding the Chief Executive Officer. Of this amount 48,600 restricted stock units were granted to Guilford’s officers. The Committee believes that by providing Guilford’s employees with stock options and restricted stock units, they have a strong interest in increasing stockholder value. In addition, the use of equity awards provides the Committee a means to reward performance while preserving cash for other liquidity needs. The Committee exercises subjective judgment and discretion in applying the above criteria and its general compensation objectives and policies to determine individual equity awards.

Chief Executive Officer Compensation

      Craig R. Smith, M.D., served as the Company’s Chairman of the Board, President and Chief Executive Officer for most of 2004. Dr. Smith was the Company’s first employee, hired in 1993. In establishing Dr. Smith’s compensation, the Committee’s general philosophy has been the same as its philosophy for establishing the compensation of all other executive officers. For 2004, the Committee established Dr. Smith’s base salary at $560,000. At the time of Dr. Smith announced his retirement from the Company, Guilford entered into a consulting and separation agreement with Dr. Smith so that the Company would continue to benefit from Dr. Smith’s scientific and medical expertise and experience with the Company’s programs and operations. This consulting agreement provides that Dr. Smith will receive his current annual base salary for the next three years in equal monthly installments and a cash payment in the amount of $280,000 payable in two equal installments, the first on January 3, 2005, and the second on November 30, 2005. Additionally, Dr. Smith received a grant of 100,000 restricted stock units of Guilford’s common stock, which will vest in two equal installments on November 30, 2005, and November 30, 2006. Finally, during the 36-month period following Dr. Smith’s retirement Guilford will continue to pay for his life, health and disability benefits. The consideration that Dr. Smith will receive under Guilford’s consulting and separation agreement with him is in lieu of any other consideration that Guilford may have owed Dr. Smith under any other agreements that Guilford had with him.

      In December 2004, Dean J. Mitchell joined the Company as our President and Chief Executive Officer. His compensation is a result of a negotiated employment agreement that is described in more detail under the heading “Employment Agreements,” on page 22. Because Mr. Mitchell joined the Company at the end of 2004, the Company’s 2004 performance was not a consideration in his compensation arrangements. In negotiating Mr. Mitchell’s compensation under his employment agreement, the Board considered the criteria contained in this report, his qualifications and experience, his previous compensation levels and the competitive marketplace for executive talent. In addition, the Board determined that substantial equity awards in the form of restricted stock, options and common stock awards were warranted and necessary to attract an executive such as Mr. Mitchell and to provide him a strong incentive to increase stockholder value. In future years, the Committee expects that it would apply the same general philosophy to Mr. Mitchell’s compensation that it applies to compensation for other executive officers. Additionally, the Committee is likely to base a large percentage of Mr. Mitchell’s total compensation on performance criteria and the achievement of corporate goals.

Deductibility of Compensation

      Section 162(m) of the Internal Revenue Code of 1986, as amended, limits tax deductions Guilford can take for annual executive compensation over $1.0 million. There are several exceptions to this limitation, including one for qualified performance-based compensation. To be qualified, performance-based compensation must meet various requirements, including stockholder approval. We intend to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) as long as doing so is compatible with our determination as to the most appropriate methods and approaches for the design and delivery of compensation to executive officers of Guilford.

      In hiring Mr. Mitchell, we determined that whether his compensation was tax deductible under Section 162(m) was not a significant consideration given our tax position and our desire to obtain the services of a chief executive with Mr. Mitchell’s skills and experience. Accordingly, it is possible that some portion of Mr. Mitchell’s compensation may not be tax deductible to the Company in a particular year.

Conclusion

      In summary, we believe that through the arrangements we describe above a significant portion of Guilford’s compensation program is contingent on Guilford’s performance and that the level of benefits is closely linked to increases in long-term stockholder value. Guilford remains committed to this philosophy of “pay for performance,” recognizing that the competitive market for talented executives and other employees and the volatility of Guilford’s business may result in highly variable compensation for a particular time period. We will continue to monitor closely the effectiveness and appropriateness of each of the components of compensation to reflect changes in Guilford’s business environment.

      This report is being provided to Guilford stockholders for informational purposes. You should not consider this report and the stock price performance chart that follows to be “soliciting materials” or to be “filed” with the SEC. It also is not subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934. In addition, the report and the performance graph shall not be deemed to be incorporated by reference into any prior or subsequent filing by Guilford under the federal securities laws.

COMPENSATION COMMITTEE

George L. Bunting, Jr. (Chairman)
Barry M. Fox
Elizabeth M. Greetham
David C. U’Prichard, Ph.D.

STOCK PERFORMANCE CHART

       The following graph compares the five-year cumulative return for our common stock with the Nasdaq Stock Market Composite Index and the BioCentury 100 Index. The graph assumes $100 invested on December 31, 1999, in our common stock and $100 invested at that same time in either of the two indexes. The comparison assumes that all dividends are reinvested. You should not rely on historical price performance to indicate future stock performance.

Summary Compensation Table

      The following table summarizes the compensation of our current and former Chief Executive Officers, four most highly compensated executive officers as of December 31, 2004, and our Chief Financial Officer, who joined Guilford in July 2004:

				Long-Term
				Compensation(1)
	Annual Compensation			Awards

				Securities	All Other
				Underlying	Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Options(#)	($)(2)

Dean J. Mitchell (3)	2004	$45,833	$100,000	1,000,000	$282,000
President and Chief Executive Officer	2003	—	—	—	—
	2002	—	—	—	—
Craig R. Smith, M.D.	2004	591,107	—	—	9,033
Former Chairman, President and	2003	540,000	300,000	100,000	11,276
Chief Executive Officer	2002	533,333	—	100,000	9,330
William F. Spengler (4)	2004	150,208	50,000	165,000	2,450
Executive Vice President and	2003	—	—	—	—
Chief Financial Officer	2002	—	—	—	—
Thomas C. Seoh	2004	278,500	—	—	4,898
Senior Vice President,	2003	271,000	110,000	40,000	7,922
Corporate and Commercial Development	2002	268,633	—	40,000	5,253
Nancy J. Linck, Ph.D., J.D.	2004	257,553	45,000	25,000	11,655
Senior Vice President, Intellectual	2003	247,250	100,000	40,000	9,545
Property and Regulatory Affairs,	2002	244,375	—	40,000	8,080
Chief Compliance Counsel
Margaret M. Contessa	2004	246,263	40,000	—	14,854
Senior Vice President,	2003	231,000	100,000	40,000	12,175
Human Resources	2002	227,500	—	40,000	3,365
William C. Vincek, Ph.D.	2004	244,833	50,000	35,000	6,395
Senior Vice President, Development	2003	219,000	75,000	40,000	7,576
	2002	216,000	—	40,000	3,700

(1)	In addition to the option awards listed, in 2004, Mr. Mitchell was awarded 500,000 restricted shares of common stock. Also in 2004, restricted stock units were awarded to Dr. Smith — 100,000 shares; Mr. Spengler — 6,700 shares; Dr. Linck — 4,200; and Dr. Vincek — 5,800 shares.

(2)	Includes the value of shares as of December 31st of the year issued (i.e., 2004, 2003 and 2002) to the 401(k) Plan account of each executive listed above as part of Guilford’s program of matching employee contributions to 401(k) Plan accounts. For 2004, the value of theses shares is based on a closing price of $4.95 per share on December 31, 2004. The value of the Company match in 2004 was as follows: Dr. Smith — $3,803; Mr. Spengler — $2,450; Mr. Seoh — $4,088; Dr. Linck — $4,680; Ms. Contessa — $4,677; Dr. Vincek — $4,899. Mr. Mitchell’s 2004 amount represents the value of 50,000 shares of Guilford’s common stock issued, fully vested, at the commencement of his employment. See page 22 for further discussion of Mr. Mitchell’s equity compensation.

(3)	The salary reported for Mr. Mitchell for 2004 sets forth his compensation beginning on December 1, 2004, the date on which he commenced his employment with the Company. Mr. Mitchell’s salary for 2004 on an annualized basis was $550,000.

(4)	The salary reported for Mr. Spengler for 2004 sets forth his compensation beginning on July 15, 2004, the date on which he commenced his employment with the Company. Mr. Spengler’s salary for 2004 on an annualized basis was $325,000.

Option Grants

      The following table sets forth certain information concerning the grant of stock options to our named executive officers for 2004:

Option Grants In Last Fiscal Year

	Individual Grants
					Potential Realizable
		Percentage			Value at Assumed
	Number of	of Total			Annual Rates of
	Securities	Options			Stock Price
	Underlying	Granted to			Appreciation for
	Options	Employees in	Exercise of		Option Term(3)
	Granted(#)	Fiscal Year	Base Price	Expiration
Name	(1)	(%)	($/sh)(2)	Date	5%($)	10%($)

Dean J. Mitchell	1,000,000	48.7%	$5.64	12/01/14	$3,550,000	$8,990,000
Craig R. Smith, M.D.	—	—	—	—	—	—
William F. Spengler	125,000	6.1	4.51	07/15/14	355,000	898,750
	40,000	2.0	4.66	01/31/15	117,200	297,200
Thomas C. Seoh	—	—	—	—	—	—
Nancy J. Linck, Ph.D., J.D.	25,000	1.2	4.66	01/31/15	73,250	185,750
Margaret M. Contessa	—	—	—	—	—	—
William C. Vincek, Ph.D.	35,000	1.7	4.66	01/31/15	102,550	260,050

(1)	In addition to options granted during 2004, also includes options granted in February 2005 relating to performance in 2004. These options vest 25% on the first anniversary of the grant date of the option and thereafter the remaining options vest in 36 equal monthly installments.

(2)	The exercise prices are equal to the closing price of the stock on the trading day preceding each grant date.

(3)	Amounts represent hypothetical gains that could be achieved for the respective options at the end of the ten-year option term. The assumed 5% and 10% rates of stock appreciation are mandated by the rules of the SEC and may not accurately reflect the appreciation of the price of our common stock from the date of grant until the end of the option term. These assumptions are not intended to forecast future price appreciations of our common stock.

Option Exercises and Holdings

      Employees and other individuals exercised options to acquire an aggregate of 75,128 shares in 2004. The following table sets forth information with respect to our named executive officers concerning the exercise of options during 2004 and unexercised options held as of the end of that year:

Aggregated Option Exercises in Last Fiscal Year

And Fiscal Year-End Option Values

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options Held at		In-The-Money Options
		Value	Fiscal Year-End (#)(1)		at Fiscal Year End ($)(2)
	Shares Acquired	Realized
Name	on Exercise (#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Dean J. Mitchell	—	—	—	1,000,000	—	—
Craig R. Smith, M.D.	—	—	631,918	203,129	$89,833	$106,167
William F. Spengler	—	—	—	165,000	—	66,600
Thomas C. Seoh	—	—	260,081	77,919	35,933	42,467
Nancy J. Linck, Ph.D., J.D.	—	—	136,874	99,793	35,933	49,717
Margaret M. Contessa	—	—	71,019	71,981	35,933	42,467
William C. Vincek, Ph.D.	—	—	176,956	108,544	35,933	52,617

(1)	Includes options granted in February 2005 relating to performance in 2004.

(2)	Total value of unexercised in-the-money options is based on the closing price of the common stock of $4.95 per share on December 31, 2004 minus the exercise price of the options.

Certain Relationships and Related Party Transactions

      In September 1995, we entered into a consulting agreement with Solomon H. Snyder, M.D., which has been extended from time to time (most recently in August 2003) and currently expires in August 2006. Under this agreement, Dr. Snyder provides certain consulting services to us including, among others, assisting us to recruit scientific staff, advising us as to the purchase of laboratory equipment and acquisition of new technologies, and participating in business meetings at the request from time to time of our President and Chief Executive Officer. The agreement provides that Dr. Snyder is entitled to receive a cash retainer of $21,667 per month during September 2004 to August 2005 and $22,500 per month during September 2005 to August 2006 and that the Company will reimburse Dr. Snyder for reasonable expenses incurred by him in the performance of his duties under the agreement (but will not otherwise be obligated to pay Dr. Snyder for service on the Company’s Board, any committee thereof or any Company scientific advisory board or similar body). The agreement also provides that for so long as Dr. Snyder is a member of the Board, he is eligible to receive stock option awards that we generally grant to outside directors. In addition to his consulting fees and eligibility to receive stock option awards, Dr. Snyder is entitled to name the beneficiary of a policy of life insurance that the Company owns providing a death benefit in the event of the second to die of either Dr. Snyder or his wife. The annual premium for the policy is $45,000. We pay these amounts in equal monthly installments. For each of the one-year periods ending on December 31, 2004, 2003 and 2002, we paid Dr. Snyder $240,000, $240,000 and $233,333, respectively, pursuant to the consulting agreement.

      On December 1, 2004, Dr. Smith retired as our Chairman of the Board, President and Chief Executive Officer. In connection with his retirement, we entered into a Consulting Services and Separation Agreement with Dr. Smith, which states that Dr. Smith will provide consulting services to us until December 1, 2005. The agreement further provides that for the 36 month period following the date of Dr. Smith’s retirement, we will continue to pay him his last annual base salary of $560,000, as well as provide current life, health and disability insurance benefits, and Dr. Smith will continue to vest in all currently unvested stock options. In addition, the agreement provides that we will pay for Dr. Smith’s reasonable expenses in providing consulting services and grant him 100,000 restricted stock units under our 2002 Stock Award and Incentive Plan upon his retirement, which vest in equal amounts on the first and second anniversary thereof. The agreement also calls for us to provide Dr. Smith a cash payment equal to 50% of his last annual base salary payable in two equal installments, the first installment of which was paid on January 3, 2005, and the second installment of which is due to be paid on December 1, 2005. The agreement also contains a two-year non-compete provision and customary releases.

Employment Agreements

      Each of our officers (including each named executive officer listed in the tables above other than our President and Chief Executive Officer) entered into a severance agreement with Guilford upon commencing employment. The severance provisions in these agreements entitle the executive to continuation of the executive’s then-current base salary for up to 12 months if we terminate the executive’s employment other than for cause. If the executive secures full-time employment during such 12-month period, we are no longer obligated to continue to make these severance payments. During the severance period, we also continue to provide health, life and disability insurance coverage to the executive.

      Effective January 1, 2005, Margaret C. Contessa retired as the Company’s Senior Vice President, Human Resources. In connection with her retirement from the Company, Ms. Contessa entered into an agreement with the Company pursuant to which during the twelve month period following her retirement she is entitled to receive continuation of (i) her last annual base salary of $243,705, payable in equal bi-monthly installments, and (ii) current life, health and disability benefits. Additionally, during this twelve month period, her unvested stock options will continue to vest pursuant to their regular vesting schedule.

      Our employment agreement with Dean J. Mitchell, our President and Chief Executive Officer, provides that Mr. Mitchell will be paid an initial annual salary of $550,000, and that he is eligible to receive an annual target bonus of at least 50% of his base salary. Mr. Mitchell’s bonus for his first year, in the amount of $275,000, is guaranteed. Under our employment agreement, Mr. Mitchell was paid a sign-on bonus of $100,000, and will be entitled to financial planning assistance of $10,000 per year, and a one-time attorneys’ fees reimbursement of $10,000 (related to the negotiation of our employment agreement with him). Additionally, Mr. Mitchell was granted the following equity compensation upon the commencement of his employment with us: (a) options to purchase 1,000,000 shares of the Company’s common stock with an exercise price of $5.64 per share (which equals the closing price of the stock on November 30, 2004), 25% of which will vest on the first anniversary of the grant, and the remainder of which will vest in equal monthly installments over the next 36 months; and (b) 50,000 shares of common stock. Additionally, under the agreement, on December 15, 2004, Mr. Mitchell was granted the following restricted stock and restricted stock units: (x) 250,000 restricted shares of common stock that will vest on the first anniversary of his employment with the Company or earlier upon an acceleration event (defined to mean death, disability, termination without “cause” or termination by Mr. Mitchell for “good reason”(as each term is described below)); (y) 250,000 restricted shares of common stock, vesting seven years from the commencement of his employment or in 2007, 2008 and 2009, if certain performance milestones that have not yet been determined are met; and (z) a restricted stock unit grant that will vest on the earlier of February 12, 2011, or the date of a change of control of the Company, which represents the right to receive $1 million worth of common stock on that date (not to exceed 100,000 shares of common stock).

      If Mr. Mitchell is terminated without “cause” or he resigns for “good reason,” he will receive a severance benefit of two years of salary continuation and outplacement support. Mr. Mitchell’s vested stock options may be exercised for a period of one year after termination other than for “cause” and for three years after such termination if he remains in the employ of the Company for three or more consecutive years.

      For purposes of Mr. Mitchell’s agreements, “cause” is defined as being convicted of a crime involving fraud or theft against the Company or of a felony involving moral turpitude, or having improperly disclosed material trade secrets or other proprietary information of the Company, other than in good faith performance of your duties, having willfully failed or refused to attempt in good faith to perform material legally assigned duties with regard to the Company (other than as a result of physical or mental incapacity), or having engaged in gross negligence or willful misconduct with regard to the Company that causes substantial and material harm to the business and operations of the Company. Additionally, “good reason” includes the occurrence (unless such event is fully corrected within ten days following written notification by Mr. Mitchell to the Company that he intends to terminate his employment for one of the reasons set forth below, or Mr. Mitchell concurs in writing) of: (i) a diminution in Mr. Mitchell’s title, (ii) a material breach by the Company of any material provision of the employment agreement; (iii) the Company’s requiring Mr. Mitchell’s relocation anywhere other than within 50 miles of the Company’s current executive offices; (iv) Mr. Mitchell not being nominated or renominated to the Board (other than by his choice or agreement not to stand for election or reelection, or in a circumstance under which his employment has been terminated for “cause”); or (v) his ceasing to be Chief Executive Officer of a public company following a “change in control” of the Company. A “change in control” is described in more detail below.

      We also entered into additional severance agreements with each of our officers (including each named executive officer) that apply if (1) we are subject to a “change in control” and (2) the executive’s employment is terminated other than for cause or the executive voluntarily resigns for “good reason.” Under these agreements, the executive is entitled to a lump-sum payment equal to two times the executive’s then-current annual base salary. In the case of Mr. Mitchell, the severance amount is three times his then-current base salary. We have also agreed to pay for certain “golden parachute” excise taxes for which the executive may be liable under section 4999 of the Internal Revenue Code of 1986, as amended. In addition, we are obligated to continue to provide health, life and disability insurance coverage to the executive for two years or until the executive secures full-time employment elsewhere, whichever happens first.

      For purposes of these agreements, a “change in control” is deemed to have occurred if:

•	a third party or group of third parties becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of 50% or more of our outstanding voting stock;

•	a third party or group of third parties acquires 30% or more of our voting stock but less than 50%, unless prior to the acquisition of these shares, the full Board by at least a two-thirds vote specifically approves the acquisition and determines that the acquisition shall not trigger the severance payments; or

•	during any two-year period those individuals who at the beginning of such period make up the Board (“Original Directors”) along with any new directors elected or appointed during such period whose election or appointment resulted from a vacancy on the Board because of the retirement, death, or disability of an Original Director and whose election or appointment was approved by a vote of at least two-thirds of the Original Directors then still on the Board, cease for any reason to make up a majority of the Board.

      Under these agreements, an executive has “good reason” to resign if:

•	there is any proposed reduction in the executive’s base salary;

•	there is any reduction in the executive’s responsibilities or areas of supervision; or

•	the executive’s office is relocated outside the metropolitan area in which his or her office was located immediately prior to the change in control.

401(k) Retirement Savings Plan

      We adopted a 401(k) Plan effective January 1, 1994. We intend that this plan satisfy the tax qualification requirements of sections 401(a), 401(k) and 401(m) of the Internal Revenue Code of 1986, as amended. All employees, including the executives listed in the above tables, who are at least 21 years old are eligible to participate in the plan as of the first day of the calendar quarter following completion of three months of service. The 401(k) Plan permits participants to contribute up to a fixed dollar amount of their compensation, excluding fringe benefits, subject to certain limits set by section 402(g)(1) of the Internal Revenue Code, as amended. This limit was generally $13,000 in 2004. All amounts a participant defers under the 401(k) Plan vest immediately in the participant’s account. Any contributions we make to participant accounts vest over a four-year period based on the participant’s term of service with our Company. We currently make “matching contributions” in shares of our common stock equal in value to 50% of the first 6% of an employee’s salary contributed to the employee’s 401(k) Plan account.

Stock Option and Equity Compensation Plans

      We have adopted stock option and equity compensation plans for the benefit of our employees and certain other individuals who we believe provide value to our Company. All of our full-time employees, including our executive officers, and certain other individuals, such as consultants, whose participation the Board determines is in the Company’s best interests, are eligible to receive options, restricted shares, or restricted stock units of our common stock under our stock option and equity compensation plans. All unvested options, restricted shares and restricted stock units held by our employees vest in full upon a “change in control” as described in the Section entitled “Employment Agreements” above.

Compensation Committee Interlocks and Insider Participation

      Currently, Mr. Bunting, Mr. Fox, Ms. Greetham and Dr. U’Prichard serve on the Compensation Committee. These individuals also served on the Compensation Committee during all of 2004. None of these individuals is currently, or was during 2004, one of our officers or employees. In addition, none of these individuals serves as a member of the board of directors or on the compensation committee of any company that has an executive officer serving on our Board or the Compensation Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

       The Audit Committee of the Guilford Pharmaceuticals Inc. Board of Directors (the “Committee”) is composed of four independent directors and operates under a written charter adopted by the Board. During 2004, the Audit Committee met nine times and at four of those meetings held an executive session with the Company’s independent registered public accounting firm. The members of the Committee are Joseph R. Chinnici (Chairman), Barry M. Fox, Joseph Klein, III and Ronald M. Nordmann. The Committee is responsible for, among other things, hiring, firing, compensating, overseeing and monitoring the independence of the Company’s independent registered public accounting firm.

      The management of the Company is responsible for the Company’s internal control over financial reporting and the maintenance of the systems and processes related thereto. KPMG LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards established by the PCAOB and to provide a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

      In connection with the fulfillment of this responsibility, the Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Committee that the Company’s consolidated financial statements to be set forth in the Company’s Annual Report on Form 10-K were prepared in accordance with U.S. generally accepted accounting principles, and the Committee has reviewed and discussed these consolidated financial statements with management and KPMG LLP. The Committee has also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

      The Committee has received from KPMG LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP its independence.

      Based upon the review and discussions referred to above, the Committee recommended to the Board that the audited consolidated financial statements for the year 2004 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission.

AUDIT COMMITTEE Joseph R. Chinnici (Chairman) Barry M. Fox Joseph Klein, III Ronald M. Nordmann

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       KPMG LLP has been our independent registered public accounting firm since our inception in 1993, and the Audit Committee has selected KPMG LLP to continue to serve as our independent registered public accounting firm in 2005. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining KPMG LLP’s independence.

      The following table shows the fees that were billed to the Company by KPMG LLP for professional services rendered for the fiscal years ended December 31, 2004 and December 31, 2003.

Fee Category	2004	2003

Audit Fees	$555,030	$150,900
Audit-Related Fees	—	113,760
Tax Fees	—	950
All Other Fees	—	—

Total Fees	$555,030	$265,610

Audit Fees

      This category includes fees for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s quarterly reports on Form 10-Q and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements. Also included in audit fees are fees in connection with the audit of the Company’s internal control over financial reporting in connection with the Sarbanes-Oxley Act of 2002, review of registration statements on Forms S-3 and S-8, review of a secondary equity offering, review of Symphony transaction, issuance of comfort letters and assistance with accounting guidelines on completed transactions.

Audit-Related Fees

      This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not included above under “Audit Fees.” These services include advisory services in connection with the Sarbanes-Oxley Act of 2002 and assistance with accounting guidance on proposed transactions.

Tax Fees

      This category includes fees for tax compliance services.

All Other Fees

      The Company did not pay any other fees to KPMG LLP in connection with their services in 2004 and 2003.

Pre-Approval of Services

      The Audit Committee pre-approves all services, including both audit and non-audit services, provided by the Company’s independent registered public accounting firm. For audit services, each year the independent registered public accounting firm provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by the Audit Committee before the audit commences. The independent registered public accounting firm also submits an audit services fee proposal, which also must be approved by the Audit Committee before the audit commences.

      From time to time, management also submits to the Audit Committee Chairman a list of non-audit services that it recommends the independent registered public accounting firm be engaged to provide and an estimate of the fees to be paid for each. This submission is made under a delegation of authority from the full Audit Committee to the Audit Committee Chairman, in order to ensure prompt handling of matters on a timely basis. Management and the independent registered public accounting firm must each confirm to the Audit Committee Chairman that the performance of the non-audit services on the list would not compromise the independence of the independent registered public accounting firm and would be permissible under all applicable legal requirements. The Audit Committee Chairman must approve both non-audit services and the budget for each such service before commencement of the work. Management and the independent registered public accounting firm report to the Audit Committee at each of its regular meetings as to the non-audit services actually provided by the independent registered public accounting firm and the approximate fees incurred by the Company for those services.

      All audit and permissible non-audit services provided by KPMG LLP to the Company for the fiscal year ended December 31, 2004, were pre-approved by the Audit Committee.

2.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      KPMG LLP, independent registered public accounting firm, has been our independent registered public accounting firm since our inception in 1993. A member of the firm will be at the Annual Meeting and will be available to answer appropriate questions, or make a statement if he or she desires to do so.

      KPMG LLP audited our 2004 consolidated financial statements. As part of their audit function, they also reviewed our 2004 annual report to stockholders and various filings with the SEC.

      Additionally, information about KPMG LLP and the services they provide is included on pages 26-27, under the caption “Independent Registered Public Accounting Firm.”

      If the stockholders do not ratify the appointment of KPMG LLP as independent registered public accounting firm for 2005, we will consider this adverse vote as a direction to the Audit Committee of our Board to consider the selection of other auditors for 2006. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, we contemplate that their appointment for 2005 will be permitted to stand unless our Audit Committee finds other good reason for making a change.

The Board recommends that you vote “FOR” the ratification

of KPMG LLP as our independent registered public accounting firm for 2005.

3.	PROPOSAL TO APPROVE AN AMENDMENT TO THE 2002 STOCK AWARD AND INCENTIVE PLAN.

      In March 2005, the Board approved, subject to stockholder approval, an amendment to the Company’s 2002 Stock Award and Incentive Plan (the “Incentive Plan”) to (i) increase the number of shares available for issuance under the Incentive Plan by 3,000,000 shares, (ii) increase the number of shares that may be issued under the Incentive Plan as awards other than options or stock appreciation rights (SARs) by 1,000,000 shares and (iii) make certain other minor changes described below. Stockholder approval of the amendment is necessary so that options granted under the Incentive Plan can continue to qualify as incentive stock options under the Internal Revenue Code, so that awards may be designed to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code and under the rules of the Nasdaq Stock Market. The Incentive Plan was originally approved by stockholders at the May 2002 annual meeting. The purpose of the Incentive Plan is to attract and encourage the continued employment and service of, and maximum efforts by, officers, key employees and other key individuals by offering those people an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. The Board believes that grants under the Incentive Plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of participants in the Incentive Plan with those of our stockholders. Since May 2002, when the Incentive Plan was adopted, it has been the only plan under which the Company grants equity compensation, such as stock options, restricted stock and restricted stock units.

      The affirmative vote of a majority of the shares of common stock cast at the Annual Meeting is required to approve the amendment to the Incentive Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 3 to approve the amendment to the Incentive Plan.

      An explanation of the proposed amendment to the Incentive Plan and a description of the key provisions of the Incentive Plan, as amended, is set forth below. This summary is qualified in its entirety by the detailed provisions of the Incentive Plan (including the proposed amendment), a copy of which is attached as Appendix A to this proxy statement.

      Proposed Amendment. When the Incentive Plan was approved in May 2002, the Board reserved for issuance 1,150,000 shares of the Company’s common stock. The Incentive Plan also provides that if any shares covered by an award under the Incentive Plan, or the Company’s prior equity compensation plans (the 1993 Employee Share Option and Restricted Share Plan, the 1998 Employee Share Option and Restricted Share Plan or the Directors’ Stock Option Plan) are not purchased or are forfeited, or if an award otherwise terminates under one of these prior plans without delivery of any common stock, then the shares underlying those forfeited or terminated awards will again be available for awards under the Incentive Plan. Finally, the Incentive Plan provides that an additional number of shares of common stock will be available for issuance under the Incentive Plan equal to 4.9% of the number of shares issued or delivered by the Company during the term of the Plan other than shares issued under the Incentive Plan or under the Company’s other equity compensation plans. As of March 18, 2005, there were approximately 683,641 shares remaining available for issuance under the Incentive Plan. The first portion of the amendment would increase the number of shares available for issuance under the Incentive Plan by 3,000,000 shares to 3,683,641 shares.

      Additionally, when the Incentive Plan was adopted, it limited the total number of shares which could be issued, other than as Options or SARs, to 500,000 shares. For the purposes of this summary, those awards are referred to as “Full Value Shares.” Full Value Share awards include Restricted Stock, Stock granted as a bonus or in lieu of another award, Stock Units, Dividend Equivalent Rights, or other Stock-based Awards. Each of these types of awards under the Incentive Plan is described in more detail below. As of March 18, 2005, there were approximately 166,726 shares remaining available for issuance as Full Value Share awards under the Incentive Plan. The second portion of the amendment would increase the number of Full Value Shares available for issuance under the Incentive Plan by 1,000,000 shares, to 1,166,726 shares.

      The amendment also provides that the Company may not re-price outstanding options or stock appreciation rights granted under the Plan without the approval of the Company’s stockholders.

Summary of the Incentive Plan.

      Administration. The Incentive Plan is administered by the Compensation Committee of the Board. Subject to the terms of the plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the plan. The New Hire Option Committee is authorized to award grants of options to newly hired employees.

      Common Stock Reserved for Issuance under the Incentive Plan. The common stock issued or to be issued under the Incentive Plan consists of authorized but unissued shares and treasury shares. If any shares covered by an award under the Incentive Plan, the 1993 Employee Share Option and Restricted Share Plan, the 1998 Employee Share Option and Restricted Share Plan or the Directors’ Stock Option Plan are not purchased or are forfeited, or if an award otherwise terminates without delivery of any common stock, then the shares underlying those forfeited or terminated awards will again be available for making awards under the Incentive Plan. Shares withheld in payment of the exercise price or taxes relating to an award are not counted against the Incentive Plan’s share limit. Awards granted in substitution for an award of a business acquired by the Company will not reduce the shares available under the Incentive Plan. No more than 500,000 shares may be granted as incentive stock options under the Incentive Plan.

      Eligibility. Awards may be made under the Incentive Plan to employees, officers or directors of or consultants to the Company or any of our affiliates, including any such employee who is an officer or director of us or of any affiliate, and to any other individual whose participation in the plan is determined to be in the best interests of the Company by the Board. On the record date, there were approximately 14 executive officers, 276 employees and six non-employee directors of the Company and its subsidiaries who would be eligible to participate in the Incentive Plan, and the closing price of our common stock on the Nasdaq Stock Market was $3.94 per share.

      Amendment or Termination of the Incentive Plan. The Board may terminate or amend the plan at any time and for any reason. The Incentive Plan shall terminate in any event ten years after its effective date. Amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code or other applicable laws, rules or regulations.

      Options. The Incentive Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

      The exercise price of each stock option may not be less than 100% of the fair market value of our common stock on the date of grant. The fair market value is generally determined as the closing price of the common stock on the Nasdaq Stock Market on the day before the determination date. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant. An exception to these requirements is made for options that the Company grants in substitution for options held by employees of companies that the Company acquires. In that case the exercise price is adjusted to preserve the economic value of the employee’s stock option from his or her former employer.

      The term of each stock option is fixed by the Compensation Committee and may not exceed 10 years from the date of grant. The Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Compensation Committee.

      In general, an optionee may pay the exercise price of an option by cash, certified check, by tendering shares of common stock (which if acquired from the Company have been held by the optionee for at least six months), or by means of a broker-assisted cashless exercise.

      Stock options granted under the Incentive Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, the Company may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns.

      Other Awards. The Compensation Committee may also award:

•	restricted stock (shares of common stock subject to transferability, vesting or other restrictions);

•	bonus stock (shares of common stock not subject to transferability, vesting or other restrictions);

•	stock units (common stock units subject to transferability, vesting, performance or other restrictions);

•	dividend equivalent rights, which are rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of common stock;

•	stock appreciation rights, which are a right to receive a number of shares or, in the discretion of the Compensation Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Compensation Committee; and

•	performance and annual incentive awards, ultimately payable in common stock or cash, as determined by the Compensation Committee. The Compensation Committee may grant multi-year and annual incentive awards subject to achievement of specified goals tied to business criteria (described below). The Compensation Committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount which need not bear a strictly mathematical relationship to these business criteria. The Compensation Committee may modify, amend or adjust the terms of each award and performance goal. Awards to individuals who are covered under Section 162(m) of the Internal Revenue Code, or who the Compensation Committee designates as likely to be covered in the future, will comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code to the extent that the Compensation Committee so designates. Such employees include the chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year (the “covered employees”).

      Non-employee directors may elect to receive payments under the Company’s Compensation Plan for Outside Directors that would otherwise be made in cash in stock units granted under the Incentive Plan.

      Effect of Certain Corporate Transactions. Certain change of control transactions involving us, such as a sale of the Company, may cause awards granted under the Incentive Plan to vest, unless the awards are continued or substituted for in connection with the change of control transaction.

      Adjustments for Stock Dividends and Similar Events. The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the Incentive Plan, including the individual limitations on awards, to reflect common stock dividends, stock splits and other similar events.

      Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits publicly held companies such as the Company to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees. However, performance-based compensation is excluded from this limitation. The Incentive Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

      To qualify as performance-based:

(i) the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

(ii) the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

(iii) the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made in a separate vote; and

(iv) the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

      Under the Internal Revenue Code, a director is an “outside director” of the Company if he or she is not a current employee of the Company; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the Company; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the Company in any capacity other than as a director.

      In the case of compensation attributable to stock options, the performance goal requirement (summarized in (i) above) is deemed satisfied, and the certification requirement (summarized in (iv) above) is inapplicable, if the grant or award is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the common stock after the date of grant.

      Under the Incentive Plan, one or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total stockholder return and earnings per share criteria), will be used exclusively by the Compensation Committee in establishing performance goals:

•	total stockholder return;

•	such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index;

•	net income;

•	pretax earnings;

•	earnings before interest expense, taxes, depreciation and amortization;

•	pretax operating earnings after interest expense and before bonuses, service fees and extraordinary or special items;

•	operating margin;

•	earnings per share;

•	return on equity;

•	return on capital;

•	return on investment;

•	operating earnings;

•	working capital;

•	ratio of debt to stockholders’ equity;

•	revenue;

•	commencement of certain clinical trials;

•	closing of corporate partnering transactions; and

•	closing of financing transactions.

      The maximum number of shares of common stock subject to options or otherwise that can be awarded under the Incentive Plan to any person is 500,000 per year. The maximum number of shares of common stock that can be awarded under the Incentive Plan to any person, other than pursuant to an option, is 500,000 per year. The maximum dollar amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one person is $2,000,000 and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one person is $2,000,000.

      Awards to Certain Individuals and Groups . The number of options or other awards that an individual may receive under the Incentive Plan is in the discretion of the Committee and therefore cannot be determined in advance. Since the inception of the Incentive Plan, options to purchase shares of the Company’s common stock have been granted to certain persons or groups as follows: 165,000 to William F. Spengler, 105,000 to Nancy J. Linck, Ph.D., 115,000 to William C. Vincek, 80,000 to Thomas C. Seoh, 80,000 to Margaret M. Contessa, 22,500 to George L. Bunting, Jr., 200,000 to Craig R. Smith, M.D., 22,500 to Solomon H. Snyder, 22,500 to Elizabeth M. Greetham, 22,500 to Joseph Klein, III, 22,500 to Ronald M. Nordmann, 37,500 to Barry M. Fox, 37,500 to Joseph R. Chinnici, 30,000 to David C. U’Prichard, 777,500 in the aggregate to our executive officers (excluding Dr. Smith), 217,500 to our non-employee directors (excluding Dr. Smith), and 2,674,973 in the aggregate have been granted to our employees who are not executive officers. Our named executive officers and directors have a financial interest in this proposal to the extent that it increases the number of shares available for issuance under the Incentive Plan to all eligible participants.

FEDERAL INCOME TAX CONSEQUENCES

      Incentive Stock Options. The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

      For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

      If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

      Non-Qualified Options. The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

      If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

      A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.

      Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

      Bonus Stock. A grantee who is awarded bonus stock will recognize taxable income for federal income tax purposes in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any). If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

      Stock Units. There are no immediate tax consequences of receiving an award of stock units under the Incentive Plan. A grantee who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

      Dividend Equivalent Rights. Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

      Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of stock appreciation rights that is settled in stock under the Incentive Plan. Upon exercising a stock appreciation right that is settled in stock, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

      Performance and Annual Incentive Awards. The award of a performance or annual incentive award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

The Board recommends that you vote “FOR” the approval

of the Amendment to the 2002 Stock Award and Incentive Plan

4.	PROPOSAL TO APPROVE AN AMENDMENT TO THE 2002 EMPLOYEE STOCK PURCHASE PLAN.

      In March 2005, the Board approved, subject to stockholder approval, an amendment to the Company’s 2002 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares available for issuance under the Stock Purchase Plan by 400,000 shares. Stockholder approval of the amendment is required by the Internal Revenue Code. The ESPP was originally approved by stockholders at the May 2002 annual meeting. We believe that the ESPP has increased our employees’ interest in our growth and success and encourages to remain with the Company. The ESPP enables employees of the Company, through payroll reductions, to purchase shares of our common stock. For the current purchase period under the ESPP, there are 98 participants. Since the inception of the ESPP, 270,554 shares have been issued to 122 employees of the Company. As of March 15, 2005, 29,446 shares remained issuable under the ESPP, prior to giving effect to the proposed amendment, and the closing price of our common stock on the Nasdaq Stock Market was $3.93 per share. Additionally, on that date, the Company had approximately 292 employees (including the Company’s officers) who were eligible to participate in the ESPP.

      The Compensation Committee has, in accordance with the terms of the ESPP, determined that currently the purchase price for each share of stock under the ESPP shall be 85% of the fair market value of our common stock, on either the beginning or the end of each offering period, whichever is lower. Currently, the Compensation Committee has authorized the Company to conduct purchase periods twice a year, one from April through September and then a second period from October through March.

      The affirmative vote of a majority of the shares of common stock cast at the Annual Meeting is required to approve the amendment to the ESPP. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 4 to approve the amendment to the ESPP.

      An explanation of the proposed amendment to the ESPP and a description of the key provisions of the ESPP, is set forth below. This summary is qualified in its entirety by the detailed provisions of the ESPP (including the proposed amendment), a copy of which is attached as Appendix B to this proxy statement.

      Proposed Amendment. On March 15, 2005, 29,446 shares remained unissued under the ESPP. The proposed amendment would increase the number of unissued shares by 400,000, so that a total of 429,446 shares would remain unissued as of that date and a total of 700,000 shares would be reserved for issuance.

Summary of the Plan

      A description of the ESPP is set forth below. This summary is qualified in its entirety by the detailed provisions of the ESPP, a copy of which is attached as Appendix B to this proxy statement.

      The shares of common stock issuable under the Employee Stock Purchase Plan may be authorized but unissued shares, treasury shares, or shares purchased on the open market.

      The ESPP permits eligible employees to elect to have a portion of their pay deducted by the Company to purchase shares of our common stock. In the event there is any increase or decrease in common stock without receipt of consideration by the Company (for instance, by a recapitalization or stock split), there may be a proportionate adjustment to the number and kinds of shares that may be purchased under the ESPP. The Company determines the length and duration of the periods during which payroll deductions will be accumulated to purchase shares of common stock. This period is known as the offering period.

      Administration. The ESPP is administered by the Compensation Committee. The Compensation Committee has the authority to interpret the ESPP, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the ESPP. All of the Compensation Committee’s determinations are final and binding.

      Eligibility. Any employee of the Company or its participating affiliates may participate in the ESPP, except the following, who are ineligible to participate: (i) an employee whose customary employment is for less than five months in any calendar year; (ii) an employee whose customary employment is 20 hours or less per week; and (iii) an employee who, after exercising his or her rights to purchase stock under the ESPP, would own stock (including stock that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of the Company.

      Participation Election. An eligible employee may become a participant in the ESPP by completing an election to participate in the ESPP on a form provided by the Company and submitting that form to the Company’s payroll department. The form will authorize the Company to have deductions made from pay on each payday following enrollment in the ESPP. The deductions or contributions will be credited to the employee’s account under the ESPP. An employee may not during any offering period increase his or her percentage of payroll deduction or contribution for that offering period, nor may an employee withdraw any contributed funds other than by terminating participation in the ESPP (as described below). A participating employee may increase or decrease his or her payroll deduction or periodic cash payments, to take effect on the first day of the next offering period, by delivering to the Company a new form regarding election to participate in the ESPP. A participating employee may terminate payroll deductions or contributions at any time.

      Purchase Price. Rights to purchase shares of our common stock will be deemed granted to participating employees as of the first trading day of each offering period. The purchase price for each share (the “Purchase Price”) will be set by the Compensation Committee. The Purchase Price for an offering period may not be less than 85% of the fair market value of our common stock on the first trading day of the offering period or the day on which the shares are purchased (the “Purchase Date”), whichever is lower.

      Purchase Limit. No employee may purchase common stock in any calendar year under the ESPP and all other “employee stock purchase plans” of the Company and any parent or subsidiary having an aggregate fair market value in excess of $25,000, determined as of the first trading date of the offering period.

      Purchase of common stock. On the Purchase Date, a participating employee will be credited with the number of whole shares of common stock purchased under the ESPP for such period. Common stock purchased under the ESPP will be held in the custody of an agent designated by the Company. The agent may hold the common stock purchased under the ESPP in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate, without identification as to individual employees.

      If in any purchase or offering period the number of unsold shares that may be made available for purchase under the ESPP is insufficient to permit eligible employees to exercise their rights to purchase shares, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately.

      Termination of Participation. A participating employee will be refunded all monies in his or her account, and his or her participation in the ESPP will be terminated, if: (i) the employee ceases to be eligible to participate in the ESPP, or (ii) the employee leaves the employ of the Company or a participating affiliate prior to the Purchase Date. A participating employee’s participation in the ESPP will also terminate in the event that the Board elects to terminate the plan; provided, that, termination of the plan will not impair the vested rights of the participant.

      Lay-off, Authorized Leave of Absence or Disability. Payroll deductions may be suspended for a participating employee during any period of absence of the employee from work due to lay-off, authorized leave of absence or disability or, if the employee so elects, periodic payments to the ESPP by the employee may continue to be made in cash. If the participating employee returns to active service prior to the Purchase Date, the employee’s payroll deductions will be resumed. If the employee did not make periodic cash payments during the employee’s period of absence, the employee may elect to: (i) make up any deficiency in the employee’s account resulting from a suspension of payroll deductions by an immediate cash payment; (ii) not to make up the deficiency in his or her account, in which event the number of shares to be purchased by the employee will be reduced to the number of whole shares which may be purchased with the amount, if any, credited to the employee’s account on the Purchase Date; or (iii) withdraw the amount in the employee’s account and terminate the employee’s option to purchase. If a participating employee’s period of lay-off, authorized leave of absence or disability terminates on or before the Purchase Date, and the employee has not resumed active employment with the Company or a participating affiliate, the employee will receive a distribution of his or her account.

      Transferability of Shares. No participating employee may assign his or her rights to purchase shares of common stock under the ESPP, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of common stock under the ESPP may be made only to the participating employee (or, in the event of the employee’s death, to the employee’s estate). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate.

      Amendment of Plan. The Board may, at any time, amend the ESPP in any respect; provided, however, that without approval of the stockholders of the Company, no amendment shall be made (i) increasing the number of shares that may be made available for purchase under the ESPP, or (ii) changing the eligibility requirements for participating in the ESPP. No amendment may be made to the ESPP that impairs the vested rights of participating employees.

Federal Income Tax Consequences

      The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. Amounts withheld from pay under the ESPP are taxable income to participating employees in the year in which the amounts otherwise would have been received, but the participating employees will not be required to recognize additional income for federal income tax purposes either at the time the employee is deemed to have been granted a right to purchase common stock (on the first day of an offering period) or when the right to purchase common stock is exercised (on the last day of the offering period).

      If the participating employee holds the common stock purchased under the ESPP for at least two years after the first day of the offering period in which the common stock was acquired (the “Grant Date”) and for at least one year after the common stock is purchased, when the participating employee disposes of the common stock, he or she will recognize as ordinary income an amount equal to the lesser of:

(i) the excess of the fair market value of the common stock on the date of disposition over the price paid for the common stock; or

(ii) the fair market value of the common stock on the Grant Date multiplied by the discount percentage for stock purchases under the ESPP. The discount percentage is generally 15%, although the Company may use a lesser discount percentage, including a zero discount percentage.

      If the participating employee disposes of the common stock within two years after the Grant Date or within one year after the common stock is purchased, he or she will recognize ordinary income equal to the fair market value of the common stock on the last day of the offering period in which the common stock was acquired less the amount paid for the common stock. The ordinary income recognition pertains to any disposition of common stock acquired under the ESPP (such as by sale, exchange or gift).

      Upon disposition of the common stock acquired under the ESPP, any gain realized in excess of the amount reported as ordinary income will be reportable by the participating employee as a capital gain, and any loss will be reportable as a capital loss. Amounts required to be reported as ordinary income on the disposition of the common stock may be added to the purchase price in determining any remaining capital gain or loss. Capital gain or loss will be long-term if the employee has satisfied the two-year holding period requirement described above or, in any event, if the employee has held the common stock for at least one year. Otherwise, the capital gain or loss will be short-term.

      If the participating employee satisfies the two-year holding period for common stock purchased under the ESPP, the Company will not receive any deduction for federal income tax purposes with respect to that common stock or the right under which it was purchased. If the employee does not satisfy the two-year holding period, the Company will be entitled to a deduction in any amount equal to the amount that is considered ordinary income. Otherwise, the ESPP has no tax effect on the Company.

      The foregoing tax discussion is a general description of certain expected federal income tax results under current law. No attempt has been made to address any state and local, foreign or estate and gift tax consequences that may arise in connection with participation in the ESPP.

      Purchases by Certain Individuals and Groups. The number of shares that an eligible participant may purchase under the ESPP is dependent upon the participant’s election to purchase shares and therefore cannot be determined in advance. Since the inception of the ESPP, shares of our common stock have been purchased under the ESPP by certain persons or groups as follows: 13,865 by Nancy J. Linck, Ph.D., 16,229 by Craig R. Smith, M.D., 14,651 by Thomas C. Seoh, 1 by Margaret M. Contessa, and 225,808 shares in the aggregate have been purchased by our employees who are not executive officers. Our named executive officers have a financial interest in this proposal to the extent that it increases the number of shares available for purchase under the ESPP by all eligible participants. Our directors have no financial interest in this proposal to the extent that they do not participate in the ESPP.

The Board recommends that you vote “FOR” the approval

of the Amendment to the 2002 Employee Stock Purchase Plan

Equity Compensation Plans

      The following table sets forth information about securities available for issuance under our equity compensation plan as of December 31, 2004 without taking into account the shares that would be available for issuance were the proposals in this proxy statement approved:

Number of
securities
	Number of		remaining for
	securities to be	Weighted-	future issuance
	issued upon	average	under equity
	exercise of	exercise price	compensation
	outstanding	of outstanding	plans (excluding
	options, warrants	options, warrants	securities reflected
	and rights	and rights	in column (A))

	(A)	(B)	(C)
Equity compensation plans approved by security holders(a)	4,907,979	$12.46	683,641
Equity compensation plans not approved by security holders(b)	3,550,669	10.57	500,000
Total	8,458,648	$11.67	1,936,182

(a)	Consists of shares of common stock to be issued upon exercise of outstanding options granted under the Guilford Pharmaceuticals Inc. 1993 Employee Share Option and Restricted Share Plan, as amended, the Guilford Pharmaceuticals Inc. Directors’ Stock Option Plan, and the Guilford Pharmaceuticals Inc. 2002 Stock Award and Incentive Plan (the Incentive Plan). Of these plans, the only plan under which options may be granted in the future is the 2002 Plan. In addition, as of March 15, 2005, 29,446 shares remained available for purchase under the Guilford Pharmaceuticals Inc. 2002 Employee Stock Purchase Plan.

(b)	Consists of shares of common stock to be issued upon exercise of outstanding options granted under the Dean Mitchell Employment Inducement Equity Plan (the Dean Mitchell Plan) and the Guilford Pharmaceuticals Inc. 1998 Employee Share Option and Restricted Share Plan (the 1998 Plan), and shares issuable to the following consultants, in the amounts set forth beside each of their names (collectively, the Consultant’s Option Arrangements): Henry Brem (70,000 shares); Robert Langer (142,800 shares); Richard Casey (55,000 shares); Kam Leong (30,000 shares); John Newman (35,000 shares); Solomon Snyder (90,000 shares); and Susan Smith (8,000 shares).

Non-stockholder Approved Equity Compensation Plans.

      The Dean Mitchell Plan. In November 2004 the Board approved the Dean Mitchell Plan. The Dean Mitchell Plan provided that Mr. Mitchell was granted on December 1, 2004 (a) options to purchase 1,000,000 shares of common stock with an exercise price equal to the closing price of the stock on November 30, 2004, 25% of which will vest on the first anniversary of the grant, and the remainder of which will vest in equal monthly installments over the next 36 months; and (b) 50,000 shares of common stock, fully vested as of the date of grant. On December 1, 2004, Mr. Mitchell was also granted under this plan, (x) 250,000 restricted shares of Common Stock that will vest on the first anniversary of his employment or earlier upon an acceleration event (defined to mean death, disability, termination without cause or termination by Mr. Mitchell for good reason); (y) 250,000 restricted shares of common stock, vesting seven years from the commencement of his employment or in 2007, 2008 and 2009 if certain performance milestones to be determined are met; and (z) a restricted stock unit grant that will vest on the earlier of February 12, 2011 or the date of a change of control of Guilford, which represents the right to receive $1 million worth of common stock on that date (not to exceed 100,000 shares of common stock).

      The 1998 Plan. The Board approved the 1998 Plan on February 17, 1998. The Compensation Committee administers the 1998 Plan, which authorizes the grant of options to purchase common stock and restricted share awards to (i) any full-time employee of the Company or any subsidiary (including any such individual who is an officer or director of the Company or any subsidiary or affiliate) or (ii) any other individual whose participation in the 1998 Plan is determined by the Board to be in the best interests of Guilford. The exercise price of options granted under the 1999 Plan must be at least the fair market value Guilford’s common stock on the date of grant.

      As of December 31, 2004, options to purchase 1,519,869 shares of common stock were outstanding under the 1998 Plan and no shares of common stock remained available for future issuance under the 1998 Plan. The weighted-average exercise price of the outstanding options was $7.02 per share. Shares issued under the 1998 Plan again become available for issuance under the 2002 Plan if an option granted under the plan is cancelled for any reason prior to exercise or vesting in full.

      Each option previously granted under the plan vests and becomes exercisable in installments over the option holder’s period of service, as determined by the Compensation Committee. Options granted under the 1998 Plan will become exercisable on an accelerated basis in the event that Guilford is acquired and the options are not assumed or replaced by the acquiring entity.

      The Compensation Committee may amend, suspend or terminate the 1998 Plan at any time. However, any amendment, suspension or termination of the 1999 Plan may not alter or impair the rights of an option or restricted stock holder without his or her consent.

      Consultant’s Option Arrangements. The Company has granted options to the consultants identified below. The following table sets forth the material terms of those option grants. All options remaining to each of these consultants, as identified in the table below, are fully vested.

Consultant	Date(s) Granted	Expiration	Total Granted	Price(s)	Remaining

Henry Brem, M.D.	April 18, 1996	April 18, 2006	150,000	$13.33	70,000
Richard Casey	March 27, 1996	March 27, 2006	75,000	$13.54	55,000
Robert Langer	April 18, 1996	April 18, 2006	150,000	$13.33	142,800
Kam Leong	September 10, 1996, 1997, 1998, 1999	September 10, 2006, 2007, 2008, 2009	30,000	$18.00, $30.63, $15.50, $13.94	30,000
John Newman	March 27, 1996	March 27, 2006	45,000	$13.54	35,000
Susan Smith	November 14, 2000	November 14, 2010	8,000	$16.06	8,000

OTHER MATTERS

Stockholder Proposals

      In order for stockholder proposals to be properly brought before our 2006 Annual Meeting, our bylaws provide that written notice of the stockholder proposal must be received by our Corporate Secretary, Asher M. Rubin, at 6611 Tributary Street, Baltimore, Maryland 21224, at least 45 days before the date on which we mailed notice of the annual meeting of stockholders and proxy materials for the previous year’s annual meeting of stockholders, assuming that the 2006 Annual Meeting is to be held within 30 days of May 4, 2006. If the 2006 Annual Meeting is held within 30 days of May 4, 2006, in order for a stockholder proposal to be properly brought before the 2006 Annual Meeting, we need to have received notice of the proposal no later than February 17, 2006. Proposals by facsimile will not be accepted.

      If our 2006 Annual Meeting is not held within 30 days of May 4, 2006, however, in order for a stockholder proposal to be properly brought before the 2006 Annual Meeting, our bylaws provide that we must receive the stockholder’s notice of the proposal no later than the close of business on the 10th day following the day on which we mail or make public disclosure of the date of the 2006 Annual Meeting.

      The deadline for stockholder proposals to be considered for inclusion pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 in our proxy statement for our 2006 Annual Meeting is December 5, 2005, unless the 2006 Annual Meeting is not held within 30 days of May 4, 2006, in which case the deadline is a reasonable time before we begin to print and mail our proxy materials.

Annual Report on Form 10-K

      We are providing to each stockholder as of the Record Date a copy of our Annual Report on Form 10-K concurrently with this Proxy Statement, including the consolidated financial statements and financial statement schedules, as filed with the SEC, except the exhibits to the Form 10-K. We will provide copies of these exhibits upon request by eligible stockholders, and we may impose a reasonable fee for providing such exhibits. Requests for copies of such exhibits should be mailed to our Corporate Secretary, Asher M. Rubin, at 6611 Tributary Street, Baltimore, Maryland 21224.

Other Business

      We know of no other items of business that may properly be brought before the meeting. If other items of business are properly brought before the meeting, the people named as proxies on the enclosed proxy card are also authorized to vote upon such matters utilizing their own discretion.

PROXIES AND VOTING AT THE MEETING

       Only common stockholders of record at the close of business on March 18, 2005 may vote at the meeting. Each share has one vote. There were 46,447,707 shares of common stock outstanding on that date.

      You must be present, or represented by proxy, at the Annual Meeting in order to vote your shares. Because many of our stockholders are unable to attend the Annual Meeting in person, we send proxy cards to all of our stockholders.

      Our Board is soliciting proxies to be voted at the Annual Meeting. We will bear the cost of soliciting these proxies. A proxy is a person you appoint to vote on your behalf. The Board is soliciting the designation of proxies so that all common shares may be voted at the Annual Meeting. In addition to the use of the mail, we may solicit proxies in person, by telephone, facsimile, wire or other electronic means. You will be designating Dean J. Mitchell (Director, President and Chief Executive Officer), William F. Spengler, (Executive Vice President and Chief Financial Officer) and Asher M. Rubin (Senior Vice President, General Counsel and Secretary) and any one of them as your proxies.

      Your proxy will vote according to the instructions you mark on your proxy card. If you complete and return your proxy card but do not indicate your vote on the specified matters, your proxy will vote “FOR” Items 1, 2, 3 and 4. Also, your proxy is authorized to vote, using his best judgment, on any other matters that properly come before the meeting.

      You may revoke your proxy at any time before your shares are voted at the annual meeting by (1) notifying our Corporate Secretary, Asher M. Rubin, in writing at 6611 Tributary Street, Baltimore, Maryland 21224, that you are revoking your proxy, indicating your name and the number of shares held, (2) executing and delivering to our Corporate Secretary, at the above address, a later-dated proxy card, or (3) attending the annual meeting and voting in person by ballot.

      There are three steps to using your proxy card:

      1.     Vote on each of the matters as follows:

•	ITEM 1. ELECTION OF DIRECTORS FOR A TERM OF ONE YEAR. The names of all the directors to be elected are listed on your proxy card. You have three options:

–	OPTION 1. To vote for all directors, you check the box marked “FOR.”

–	OPTION 2. To vote for some of the directors and against the rest, you should check the box marked “FOR ALL EXCEPT” and fill in the circle next to each nominee for which you wish to withhold your vote. You should NOT check the box marked “FOR.”

–	OPTION 3. To abstain from voting for all directors (that is, not vote for or against any of the directors), you check the box marked “WITHHOLD AUTHORITY.”

•	ITEM 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

•	ITEM 3. AMENDMENT OF OUR 2002 STOCK AWARD AND INCENTIVE PLAN (THE “INCENTIVE PLAN”) TO (I) INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE INCENTIVE PLAN BY 3,000,000 SHARES, (II) INCREASE THE NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE INCENTIVE PLAN AS AWARDS OTHER THAN OPTIONS OR STOCK APPRECIATION RIGHTS (SARs) BY 1,000,000 SHARES, AND (III) MAKE CERTAIN OTHER CHANGES DESCRIBED IN THE PROXY STATEMENT THAT RELATE TO THE ANNUAL MEETING.

•	ITEM 4. THE AMENDMENT OF THE COMPANY’S 2002 EMPLOYEE STOCK PURCHASE PLAN (THE “STOCK PURCHASE PLAN”) TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE STOCK PURCHASE PLAN BY 400,000 SHARES.

2.	Sign and date your proxy card. IF YOU DO NOT SIGN YOUR PROXY CARD, YOUR SHARES CANNOT BE VOTED.

3.	Mail your proxy card in the pre-addressed, postage-paid envelope.

REMEMBER TO CHECK THE BOX ON YOUR PROXY CARD IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

      Assuming that a quorum of stockholders is present at the meeting:

•	those directors who receive a plurality of the votes cast at the meeting will be elected, meaning those individuals nominated for the nine directorships who receive the highest number of votes cast will be elected, even if they receive less than a majority of the votes cast;

•	the selection of our independent registered public accounting firm will be ratified if a majority of the votes are cast for ratification;

•	our 2002 Stock Award and Incentive Plan (the “Incentive Plan”) will be amended to (i) increase the number of shares available for issuance under the Incentive Plan by 3,000,000 shares, (ii) increase the number of shares that may be issued under the Incentive Plan as awards other than options or stock appreciation rights (SARs) by 1,000,000 shares and (iii) make certain other changes described in the proxy statement that relate to the Annual Meeting, if a majority of the votes are cast for amendment; and

•	our 2002 Employee Stock Purchase Plan (the “Stock Purchase Plan”) will be amended to increase the number of shares available for issuance under the Stock Purchase Plan by 400,000 shares, if a majority of the votes are cast for amendment.

      Broker non-votes, abstentions and withhold-authority votes DO NOT COUNT as votes cast. Broker non-votes occur when, pursuant to the rules of any national exchange of which they are a member, brokers do not have discretionary authority to vote on a matter if they do not receive instructions from the beneficial owners of the common stock. Under the Nasdaq Stock Market and New York Stock Exchange rules, brokers will not have discretionary authority to vote on the Incentive Plan and the Stock Purchase Plan.

      A quorum is the presence at the annual meeting in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast. Because on March 18, 2005, there were 46,447,707 shares of common stock outstanding, 23,223,854 shares constitute a quorum for this meeting. Broker non-votes, abstentions and withhold-authority votes COUNT for purposes of determining a quorum.

      You may receive more than one proxy card if you have various accounts with us that are registered differently, perhaps in different names or different social security or federal tax identification numbers. You also may own shares indirectly through one or more brokers. Each of your brokers will send you a proxy card for these shares. You should vote on EACH PROXY CARD you receive and mail it to the address shown on the proxy card.

      If you vote by proxy, you do not need to fill out a ballot at the annual meeting, unless you want to change your vote.

By order of the Board of Directors,

Asher M. Rubin
Senior Vice President, General Counsel and Secretary
April 4, 2005

Appendix A

GUILFORD PHARMACEUTICALS INC.

2002 STOCK AWARD AND INCENTIVE PLAN

i

ii

iii

GUILFORD PHARMACEUTICALS INC.

2002 STOCK AWARD AND INCENTIVE PLAN

       Guilford Pharmaceuticals Inc., a Delaware corporation (the “Company”), sets forth herein the terms of its 2002 Stock Award and Incentive Plan (the “Plan”), as follows:

1.     PURPOSE

      The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, directors, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units and dividend equivalent rights. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.     DEFINITIONS

      For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

      2.1     “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

      2.2     “Annual Incentive Award” means an Award made subject to attainment of performance goals (as described in Section 14) over a performance period of up to one year (the fiscal year, unless otherwise specified by the Committee).

      2.3     “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Stock granted as a bonus or in lieu of another award, Stock Unit or Dividend Equivalent Rights, other Stock-based Award, Performance Award or Annual Incentive Award, together with any related right or interest under the Plan.

      2.4     “Award Agreement” means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

      2.5     “Benefit Arrangement” shall have the meaning set forth in Section 15 hereof.

      2.6     “Board” means the Board of Directors of the Company.

      2.7     “Cause” means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

1

      2.8     “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

      2.9     “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2.

      2.10     “Company” means Guilford Pharmaceuticals Inc.

      2.11     “Corporate Transaction” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are shareholders or Affiliates immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Company.

      2.12     “Covered Employee” means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

      2.13     “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

      2.14     “Dividend Equivalent” means a right, granted to a Grantee under Section 13 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

      2.15     Effective Date” means February 20, 2002, the date the Plan was approved by the Board.

      2.16     “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

      2.17     “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

      2.18     “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law,

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daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

      2.19     “Grant Date” means, as determined by the Board or authorized Committee, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

      2.20     “Grantee” means a person who receives or holds an Award under the Plan.

      2.21     “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

      2.22     “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

      2.23     “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

      2.24     “Option Price” means the purchase price for each share of Stock subject to an Option.

      2.25     “Other Agreement” shall have the meaning set forth in Section 15 hereof.

      2.26     “Outside Director” means a member of the Board who is not an officer or employee of the Company.

      2.27     “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 14) over a performance period of up to ten (10) years.

      2.28     “Plan” means this Guilford Pharmaceuticals Inc. 2002 Stock Award and Incentive Plan.

      2.29     “Preexisting Plans” means the following Company Plans: the 1998 Employee Share Option and Restricted Share Plan, as amended, the 1993 Employee Share Option and Restricted Share, as amended and the Directors’ Stock Option Plan, as amended.

      2.30     “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

      2.31     “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

      2.32     “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 11 hereof.

      2.33     “SAR Exercise Price” means the per share exercise price of an SAR granted to a Grantee under Section 10 hereof.

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      2.34     “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

      2.35     “Service” means service as an employee, officer, director or other Service Provider of the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an employee, officer, director or other Service Provider of the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

      2.36     “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate.

      2.37     “Stock” means the common stock, par value $.01 per share, of the Company.

      2.38     “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 10 hereof.

      2.39     “Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 11 hereof.

      2.40     “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

      2.41     “Termination Date” means the date upon which an Option shall terminate or expire, as set forth in Section 8.3 hereof.

      2.42     “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

3.     ADMINISTRATION OF THE PLAN

          3.1.     Board.

      The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final and conclusive.

          3.2.     Committee.

      The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above

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and other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law.

(i) Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who: (a) qualify as “outside directors” within the meaning of Section 162(m) of the Code and who (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b–3 (or its successor) under the Exchange Act.

(ii) The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.

In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.

          3.3.     Terms of Awards.

      Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

(i) designate Grantees,

(ii) determine the type or types of Awards to be made to a Grantee,

(iii) determine the number of shares of Stock to be subject to an Award,

(iv) establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

(v) prescribe the form of each Award Agreement evidencing an Award, and

(vi) amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

      As a condition to any subsequent Award, the Board shall have the right, at its discretion, to require Grantees to return to the Company Awards previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made. The Board shall have the right, in

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its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award shall be contingent upon the Grantee executing the appropriate Award Agreement.

          3.4.     Deferral Arrangement.

      The Board may permit or require the deferral of any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans.

          3.5.     No Liability.

      No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

4.     STOCK SUBJECT TO THE PLAN

          4.1.     Overall Number of Shares Available for Delivery.

      Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be Eight Hundred Seventy Four Thousand Six Hundred and Two (874,602), plus 4.9% of the number of shares issued or delivered by the Company during the term of the Plan other than issuances or deliveries under the Plan or other incentive compensation plans of the Company; provided, however, that the total number of shares with respect to which ISOs may be granted shall not exceed Five Hundred Thousand (500,000); and provided further, that the total number of shares which may be issued and delivered in connection with Awards other than Options and SARs shall not exceed Five Hundred Thousand (500,000). Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company and are held as treasury shares.

          4.2.     Shares Available for Future Grants.

      Shares subject to an Award or an award under the Pre-existing Plans that is cancelled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Grantee will again be available for Awards, and shares withheld in payment of the exercise price or taxes relating to an Award or Preexisting Plan award shall be deemed to constitute shares not delivered to the Grantee and shall be deemed to again be available for Awards under the Plan. In addition, any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company shall not be counted against the number of shares reserved under the Plan. This

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Section 4.2 shall apply to the number of shares reserved and available for ISOs only to the extent consistent with applicable regulations relating to ISOs under the Code.

5.     EFFECTIVE DATE, DURATION AND AMENDMENTS

          5.1.     Effective Date.

      The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company’s stockholders within one year of the Effective Date. Upon approval of the Plan by the stockholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

          5.2.     Term.

      The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date as provided in Section 5.3.

          5.3.     Amendment and Termination of the Plan

      The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board or required by applicable law. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.     AWARD ELIGIBILITY AND LIMITATIONS

6.1.	Company or Subsidiary Employees; Service Providers; Other Persons

      Subject to this Section 6, Awards may be made under the Plan to: (i) any employee of, or other Service Provider to, the Company or of any Affiliate, including any such employee or other Service Provider who is an officer or director of the Company, or of any Affiliate, as the Board shall determine and designate from time to time, (ii) any Outside Director, and (iii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

          6.2.     Successive Awards.

      An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

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          6.3.     Limitation on Shares of Stock Subject to Awards and Cash Awards.

      During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, but only after such time as the reliance period described in Treas. Reg. Section 1.162-27(f)(2) has expired:

(i) the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is Five Hundred Thousand (500,000) per year;

(ii) the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option to any person eligible for an Award under Section 6 hereof is Five Hundred Thousand (500,000) per year; and

(iii) the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Grantee shall be Two Million Dollars ($2,000,000) and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be Two Million Dollars ($2,000,000).

      The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 17 hereof.

          6.4.     Limitations on Incentive Stock Options.

      An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

          6.5.     Stand-Alone, Additional, Tandem, and Substitute Awards

      Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Stock Units or Restricted Stock), or in which the Option Price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an Option Price “discounted” by the amount of the cash compensation surrendered).

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7.     AWARD AGREEMENT

      Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.     TERMS AND CONDITIONS OF OPTIONS

          8.1.     Option Price

      The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

          8.2.     Vesting.

      Subject to Sections 8.3 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The Board may provide, for example, in the Award Agreement for (i) accelerated exercisability of the Option in the event the Grantee’s Service terminates on account of death, Disability or another event, (ii) expiration of the Option prior to its term in the event of the termination of the Grantee’s Service, (iii) immediate forfeiture of the Option in the event the Grantee’s Service is terminated for Cause or (iv) unvested Options to be exercised subject to the Company’s right of repurchase with respect to unvested shares of Stock. No Option shall be exercisable in whole or in part prior to the date the Plan is approved by the Stockholders of the Company as provided in Section 5.1 hereof.

          8.3.     Term.

      Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the “Termination Date”); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

          8.4.     Termination of Service.

      Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

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          8.5.     Limitations on Exercise of Option.

      Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein, or after ten years following the Grant Date, or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

          8.6.     Method of Exercise.

      An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise.

          8.7.     Rights of Holders of Options

      Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

          8.8.     Delivery of Stock Certificates.

      Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

          8.9.     Reload Options.

      At the discretion of the Board and subject to such restrictions, terms and conditions as the Board may establish, Options granted under the Plan may include a “reload” feature pursuant to which a Grantee exercising an Option by the delivery of a number of shares of Stock in accordance with Section 8.6 hereof would automatically be granted an additional Option (with an Option Price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Board may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option with an Option term equal to the remainder of the original Option term unless the Board otherwise determines in the Option Award Agreement for the original grant.

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9.     TRANSFERABILITY OF OPTIONS

          9.1.     Transferability of Options

      Except as provided in Section 9.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 9.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

          9.2.     Family Transfers.

      If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 9.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 9.2 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

10.     STOCK APPRECIATION RIGHTS

      The Board is authorized to grant Stock Appreciation Rights (“SARs”) to Grantees on the following terms and conditions:

          10.1.     Right to Payment.

      A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The Award Agreement for an SAR shall specify the grant price of the SAR, which may be fixed at the Fair Market Value of a share of Stock on the date of grant or may vary in accordance with a predetermined formula while the SAR is outstanding.

          10.2.     Other Terms.

      The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

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11.     BONUS STOCK, RESTRICTED STOCK AND STOCK UNITS

          11.1.     Bonus Stock and Awards in Lieu of Obligations.

      The Board may from time to time grant stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Board.

          11.2.     Grant of Restricted Stock or Stock Units.

      The Board may from time to time grant Restricted Stock or Stock Units to persons eligible to receive Awards under Section 6 hereof, subject to such restrictions, conditions and other terms, if any, as the Board may determine. Awards of Restricted Stock may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered).

          11.3.     Restrictions.

      At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units in accordance with Section 14.1 and 14.2. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

          11.4.     Restricted Stock Certificates.

      The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

          11.5.     Rights of Holders of Restricted Stock.

      Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

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          11.6.     Rights of Holders of Stock Units.

                     11.6.1.     Voting and Dividend Rights.

      Unless the Board otherwise provides in an Award Agreement, holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

                     11.6.2.     Creditor’s Rights.

      A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

          11.7.     Termination of Service.

      Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units.

          11.8.     Purchase of Restricted Stock.

      The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate.

          11.9.     Delivery of Stock.

      Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

12.     FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

          12.1.     General Rule.

      Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

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          12.2.     Surrender of Stock.

      To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise.

          12.3.     Cashless Exercise.

      With respect to an Option only (and not with respect to Restricted Stock), to the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 19.3.

          12.4.     Promissory Note.

      To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part with a full recourse promissory note executed by the Grantee. The interest rate and other terms and conditions of such note shall be determined by the Board. The Board may require that the Grantee pledge the Stock subject to the Award for the purpose of securing payment of the note. Unless the Board determines otherwise, the stock certificate(s) representing the Stock shall not be released to the Grantee until such note is paid in full.

          12.5.     Other Forms of Payment.

      To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.

13.     DIVIDEND EQUIVALENT RIGHTS

          13.1.     Dividend Equivalent Rights.

      A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A

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Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

          13.2.     Termination of Service.

      Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.

14.     PERFORMANCE AND ANNUAL INCENTIVE AWARDS

          14.1.     Performance Conditions

      The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 14.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

14.2.	Performance or Annual Incentive Awards Granted to Designated Covered Employees

      If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.2.

                     14.2.1.     Performance Goals Generally.

      The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.

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                     14.2.2.     Business Criteria.

      One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital; (14) ratio of debt to stockholders’ equity; (15) revenue; (16) commencement of certain clinical trial; (17) closing of corporate partnering transactions; and (18) closing of financing transactions.

14.2.3.	Timing For Establishing Performance Goals.

      Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

14.2.4.	Performance or Annual Incentive Award Pool.

      The Committee may establish a Performance or Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance or Annual Incentive Awards.

14.2.5.	Settlement of Performance or Annual Incentive Awards; Other Terms.

      Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

          14.3.     Written Determinations.

      All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

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          14.4.     Status of Section 14.2 Awards Under Code Section 162(m)

      It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 14.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 14.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.     PARACHUTE LIMITATIONS

      Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

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16.     REQUIREMENTS OF LAW

          16.1.     General.

      The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     16.2. Rule 16b-3.

      During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17. EFFECT OF CHANGES IN CAPITALIZATION

     17.1. Changes in Stock.

      If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company

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occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

17.2.	Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction.

      Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

     17.3. Corporate Transaction.

      Subject to the exceptions set forth in the last sentence of this Section 17.3 and the last sentence of Section 17.4:

(i) upon the occurrence of a Corporate Transaction, all outstanding shares of Restricted Stock shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock shall be deemed to have lapsed, immediately prior to the occurrence of such Corporate Transaction, and

(ii) either of the following two actions shall be taken:

(A) fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

(B) the Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as

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determined by the Board acting in good faith), in the case of Restricted Stock, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

      With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction the Plan, and all outstanding but unexercised Options and SARs shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders. This Section 17.3 shall not apply to any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, SARs and Restricted Stock theretofore granted, or for the substitution for such Options, SARs and Restricted Stock for new common stock options and stock appreciation rights and new common stock restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices, in which event the Plan, Options, SARs and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided.

     17.4. Adjustments.

      Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Corporate Transaction upon Awards other than Options, SARs, and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 17.1, 17.2 and 17.3.

     17.5. No Limitations on Company.

      The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

18. ADDITIONAL AWARD FORFEITURE PROVISIONS.

18.1.	Forfeiture of Options and Other Awards and Gains Realized Upon Prior Option Exercises or Award Settlements.

      Unless otherwise determined by the Board, each Award granted hereunder, other than Awards granted to non-employee directors, shall be subject to the following additional forfeiture conditions, to which the Grantee, by accepting an Award hereunder, agrees. If any of the events specified in

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Section 18.2 (i), (ii), or (iii) occurs (a “Forfeiture Event”), all of the following forfeitures will result:

(i) The unexercised portion of the Option, whether or not vested, and any other Award not then settled (except for an Award that has not been settled solely due to an elective deferral by the Grantee and otherwise is not forfeitable in the event of any termination of service of the Grantee) will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event; and

(ii) The Grantee will be obligated to repay to the Company, in cash, within five (5) business days after demand is made therefor by the Company, the total amount of Award Gain (as defined herein) realized by the Grantee upon each exercise of an Option or settlement of an Award (regardless of any elective deferral) that occurred on or after (A) the date that is six (6) months prior to the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while the Grantee was employed by the Company or a subsidiary or affiliate, or (B) the date that is six months prior to the date the Grantee’s employment by the Company or a subsidiary or affiliate terminated, if the Forfeiture Event occurred after the Grantee ceased to be so employed. For purposes of this Section, the term “Award Gain” shall mean (i), in respect of a given Option exercise, the product of (X) the Fair Market Value per share of Stock at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the exercise price times (Y) the number of shares as to which the Option was exercised at that date, and (ii), in respect of any other settlement of an Award granted to the Grantee, the Fair Market Value of the cash or Stock paid or payable to Grantee (regardless of any elective deferral) less any cash or the Fair Market Value of any Stock or property (other than an Award or award which would have itself then been forfeitable hereunder and excluding any payment of tax withholding) paid by the Grantee to the Company as a condition of or in connection such settlement.

     18.2. Events Triggering Forfeiture.

      The forfeitures specified in Section 18.1 will be triggered upon the occurrence of any one of the following Forfeiture Events at any time during the Grantee’s employment by the Company or a subsidiary or affiliate and resulting in his or her termination of employment, or during the one-year (1-year) period following termination of such employment:

(i) The Grantee, acting alone or with others, directly or indirectly, prior to a Change in Control, (A) engages, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or stockholder unless the Grantee’s interest is insubstantial, in any business in an area or region in which the Company conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or a subsidiary or affiliate; (B) induces any customer or supplier of the Company or a subsidiary or affiliate with which the Company or a subsidiary or affiliate has a business relationship, to curtail, cancel, not renew, or not continue his or her or its business with the Company or any subsidiary or affiliate; or (C) induces, or attempts to influence, any employee of or service provider to the Company or a subsidiary or affiliate to terminate such employment or service. The Board shall, in its discretion, determine which lines of business the Company conducts on any particular date and which third parties may reasonably be deemed to be in competition with the Company. For purposes of this Section 18.2 (i), a Grantee’s interest as a stockholder is insubstantial if it represents beneficial ownership of less than two (2) percent of the outstanding class of stock, and a Grantee’s interest as an owner, investor, or partner is

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insubstantial if it represents ownership, as determined by the Board in its discretion, of less than two (2) percent of the outstanding equity of the entity;

(ii) The Grantee discloses, uses, sells, or otherwise transfers, except in the course of employment with or other service to the Company or any subsidiary or affiliate, any confidential or proprietary information of the Company or any subsidiary or affiliate, including but not limited to information regarding the Company’s current and potential customers, organization, employees, finances, and methods of operations and investments, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain, except as required by law or pursuant to legal process, or the Grantee makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the Company or any of its subsidiaries or affiliates or their respective officers, directors, employees, advisors, businesses or reputations, except as required by law or pursuant to legal process; or

(iii) The Grantee fails to cooperate with the Company or any subsidiary or affiliate in any way, including, without limitation, by making himself or herself available to testify on behalf of the Company or such subsidiary or affiliate in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the Company or any subsidiary or affiliate in any way, including, without limitation, in connection with any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the Company or such subsidiary or affiliate, as reasonably requested.

18.3.	Agreement Does Not Prohibit Competition or Other Grantee Activities.

      Although the conditions set forth in this Article 18 shall be deemed to be incorporated into an Award, a Grantee is not thereby prohibited from engaging in any activity, including but not limited to competition with the Company and its subsidiaries and affiliates. Rather, the non-occurrence of the Forfeiture Events set forth in Section 18.2 is a condition to the Grantee’s right to realize and retain value from his or her compensatory Options and Awards, and the consequence under the Plan if the Grantee engages in an activity giving rise to any such Forfeiture Event are the forfeitures specified herein. The Company and the Grantee shall not be precluded by this provision or otherwise from entering into other agreements concerning the subject matter of Sections 18.1 and 18.2.

18.4.	Board Discretion.

      The Board may, in its discretion, waive in whole or in part the Company’s right to forfeiture under this Article 18, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company. In addition, the Board may impose additional conditions on Awards, by inclusion of appropriate provisions in the document evidencing or governing any such Award.

19. GENERAL PROVISIONS

     19.1. Disclaimer of Rights

      No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to

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increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

     19.2. Nonexclusivity of the Plan

      Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

     19.3. Withholding Taxes

      The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

     19.4. Captions

      The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

     19.5. Other Provisions

      Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

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     19.6. Number And Gender

      With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

     19.7. Severability

      If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

     19.8. Governing Law

      The validity and construction of this Plan and the instruments evidencing the Award hereunder shall be governed by the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

*          *          *

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      To record adoption of the Plan by the Board as of                                , 2002, and approval of the Plan by the stockholders on                                , 2002, the Company has caused its authorized officer to execute the Plan.

GUILFORD PHARMACEUTICALS INC.

By:
Title:

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AMENDMENT NO. 1 TO

THE 2002 STOCK AWARD AND INCENTIVE PLAN

       The Guilford Pharmaceuticals Inc. 2002 Stock Award and Incentive Plan (the “Plan”) is hereby amended as set forth below, effective as of the date of adoption (the “Adoption Date”) of this Amendment by the Board of Directors of Guilford Pharmaceuticals Inc. (the “Corporation”), subject to approval of this Amendment by the stockholders of the Corporation, as provided below:

1.	Section 4.1 of the Plan is hereby amended and restated in its entirety to read as follows:

           “4.1 Overall Number of Shares Available for Delivery

Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be , plus 4.9% of the number of shares issued or delivered by the Company during the term of the Plan other than issuances or deliveries under the Plan or other incentive compensation plans of the Company; provided, however, that the total number of shares with respect to which ISOs may be granted shall not exceed 500,000; and provided further, that the total number of shares which may be issued and delivered in connection with Awards other than Options and SARs shall not exceed 1,500,000. Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company and are held as treasury shares.”

2.	The following sentence is hereby added to the end of Section 3.3 of the Plan (Terms of Awards):

“Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR which reduces the Option Price or SAR exercise price, either by lowering the Option Price or SAR Exercise Price or by canceling the outstanding Option or SAR and granting a replacement Option or SAR with a lower exercise price without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 17.”

3.	The following new Section 19.9 is hereby added to the Plan:

“Section 19.9 Code Section 409A

To the extent that the Board determines that a Grantee would be subject to the additional 20% tax imposed on certain deferred compensation arrangements pursuant to Section 409A of Code as a result of any provision of any Award granted under this Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board.”

4.	The Plan shall otherwise be unchanged by this Amendment.

5.	This Amendment is adopted subject to approval within one year of the Adoption Date by a majority of the stockholders of the Corporation. If the stockholders fail to approve this Amendment within one year of the Adoption Date, no awards may be granted under the Plan covering shares of stock in excess of the number permitted under the Plan as in effect before the Adoption Date.

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*     *     *

      The foregoing Amendment to the Plan was duly adopted and approved by the Board of Directors of the Corporation by resolution at a meeting held on March 3, 2005, subject to approval of the Amendment by stockholders of the Corporation.

Secretary

      The foregoing Amendment to the Plan was duly adopted by the stockholders of the Corporation at a meeting held on May 4, 2005.

Secretary

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Appendix B

GUILFORD PHARMACEUTICALS INC.

2002 EMPLOYEE STOCK PURCHASE PLAN

GUILFORD PHARMACEUTICALS INC.

2002 EMPLOYEE STOCK PURCHASE PLAN

       The Board of Directors of the Company has adopted this 2002 Employee Stock Purchase Plan to enable eligible employees of and service providers to the Company and its Participating Affiliates, through payroll deductions or other cash contributions, to purchase shares of the Company’s Common Stock. The Plan is for the benefit of the employees and service providers of the Company and any Participating Affiliates. The Plan is intended to benefit the Company by increasing the participants’ interest in the Company’s growth and success and encouraging participants to continue to provide services the Company or its Participating Affiliates. The provisions of the Plan are set forth below:

1.     DEFINITIONS

      1.1.     “Board” means the Board of Directors of the Company.

      1.2.     “Code” means the Internal Revenue Code of 1986, as amended.

      1.3.     “Committee” means a committee of, and designated from time to time by resolution of, the Board.

      1.4.     “Common Stock” means the Company’s common stock, par value $0.01 per share.

      1.5.     “Company” means Guilford Pharmaceuticals Inc.

      1.6.     “Effective Date” means February 20, 2002.

      1.7.     “Fair Market Value” means the value of each share of Common Stock subject to the Plan on a given date determined as follows: if on such date the shares of Common Stock are listed on an established national or regional stock exchange, are admitted to quotation on The Nasdaq Stock Market, or are publicly traded on an established securities market, the fair market value of the shares of Common Stock shall be the closing price of the shares of Common Stock on such exchange or in such market (the exchange or market selected by the Board if there is more than one such exchange or market) on such date or, if there is no such reported closing price, the fair market value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such day or, if no sale of the shares of Common Stock is reported for such day, on the next preceding day on which any sale shall have been reported. If the shares of Common Stock are not listed on such an exchange, quoted on such System or traded on such a market, fair market value shall be determined by the Board in good faith.

      1.8.     “Offering Period” means the period determined by the Committee pursuant to Section 8 during which payroll deductions or other cash payments are accumulated for the purpose of purchasing Common Stock under the Plan.

      1.9.     “Participating Affiliate” means any company or other trade or business that is a subsidiary of the Company (determined in accordance with the principles of Sections 424(e) and (f) of the Code and the regulations thereunder).

      1.10.     “Plan” means the Guilford Pharmaceuticals Inc. 2002 Employee Stock Purchase Plan.

      1.11.     “Purchase Period” means the period designated by the Committee on the last trading day of which purchases of Common Stock are made under the Plan.

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      1.12.     “Purchase Price” means the purchase price of each share of Common Stock purchased under the Plan.

2.     SHARES SUBJECT TO THE PLAN.

      Subject to adjustment as provided in Section 26 below, the aggregate number of shares of Common Stock that may be made available for purchase by participants under the Plan is 300,000. The shares issuable under the Plan may, in the discretion of the Board, be authorized but unissued shares, treasury shares, or shares purchased on the open market.

3.     ADMINISTRATION.

      The Plan shall be administered under the direction of the Committee. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

4.     INTERPRETATION.

      The Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations will be final and binding upon all persons.

5.     ELIGIBLE PARTICIPANT.

      Any employee of or service provider to the Company or any of its Participating Affiliates (“eligible participant”) may participate in the Plan, except with respect to employees the following, who are ineligible to participate: (a) an employee who has been employed by the Company or any of its Participating Affiliates for less than three months as of the beginning of an Offering Period; (b) an employee whose customary employment is for less than five months in any calendar year; (c) an employee whose customary employment is 20 hours or less per week; and (d) an employee who, after exercising his or her rights to purchase shares under the Plan, would own shares of Common Stock (including shares that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of the Company. Notwithstanding the foregoing, the Board may at any time in its sole discretion determine that certain employees or service providers are not eligible to participate in the Plan.

6.     PARTICIPATION IN THE PLAN.

      An eligible participant may become a participant in the Plan by completing an election to participate in the Plan on a form provided by the Company and submitting that form to the Payroll Department of the Company. The form will authorize: (i) payment of the Purchase Price by payroll deductions, and if authorized by the Committee, payment of the Purchase Price by means of periodic cash payments from participants, and (ii) the purchase of shares of Common Stock for the participant’s account in accordance with the terms of the Plan. Enrollment will become effective upon the first day of an Offering Period.

7.     OFFERINGS.

      At the time an eligible participant submits his or her election to participate in the Plan (as provided in Section 6 above), the participant shall elect to have deductions made from his or her pay on each pay day following his or her enrollment in the Plan, and for as long as he or she shall

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participate in the Plan. The deductions will be credited to the participant’s account under the Plan. No interest shall accrue on the payroll deductions of a participant. Pursuant to Section 6 above, the Committee shall also have the authority to authorize in the election form the payment for shares of Common Stock through cash payments from participants. A participant may not during any Offering Period change his or her percentage of payroll deduction for that Offering Period, nor may a participant withdraw any contributed funds, other than in accordance with Sections 16 through 20 below.

8.     OFFERING PERIODS AND PURCHASE PERIODS.

      The Offering Periods and Purchase Periods shall be determined by the Committee. The first Offering Period under the Plan shall commence on the date determined by the Committee. Each Offering Period shall consist of one or more Purchase Periods, as determined by the Committee.

9.     RIGHTS TO PURCHASE COMMON STOCK; PURCHASE PRICE.

      Rights to purchase shares of Common Stock will be deemed granted to participants as of the first trading day of each Offering Period. The Purchase Price of each share of Common Stock shall be determined by the Committee; provided, however, that the Purchase Price shall not be less than the lesser of 85 percent of the Fair Market Value of the Common Stock (i) on the first trading day of the Offering Period or (ii) on the last trading day of the Purchase Period; provided, further, that in no event shall the Purchase Price be less than the par value of the Common Stock.

10.     TIMING OF PURCHASE

      Unless a participant has given prior written notice terminating participation in the Plan, or participation in the Plan has otherwise been terminated as provided in Sections 16 through 20 below, such participant will be deemed to have exercised automatically his or her right to purchase Common Stock on the last trading day of the Purchase Period (except as provided in Section 16 below) for the number of shares of Common Stock which the accumulated funds in the participant’s account at that time will purchase at the Purchase Price, subject to the participation adjustment provided for in Section 15 below and subject to adjustment under Section 26 below. Notwithstanding the foregoing, no shares shall be sold pursuant to the Plan unless the Plan is approved by the Company’s stockholders in accordance with Section 25 below.

11.     PURCHASE LIMITATION

      Notwithstanding any other provision of the Plan, no participant may purchase in any one calendar year under the Plan shares of Common Stock having an aggregate Fair Market Value in excess of $25,000, determined as of the first trading date of the Offering Period as to shares purchased during such period. Effective upon the last trading day of the Purchase Period, a participant will become a stockholder with respect to the shares purchased during such period, and will thereupon have all dividend, voting and other ownership rights incident thereto. In addition, the Committee or the Board may impose a limit on the number of shares or the value of shares that a participant may purchase in each Offering or Purchase Period; provided, that, such limitations shall be imposed prior to the start of the relevant Offering or Purchase Period.

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12.     ISSUANCE OF STOCK CERTIFICATES AND SALE OF PLAN SHARES.

      On the last trading day of the Purchase Period, a participant will be credited with the number of shares of Common Stock purchased for his or her account under the Plan during such Purchase Period. Shares purchased under the Plan will be held in the custody of an agent (the “Agent”) appointed by the Board of Directors. The Agent may hold the shares purchased under the Plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate without identification as to individual participants. The Committee shall have the right to require any or all of the following with respect to shares of Common Stock purchased under the Plan:

(i) that a participant may not request that all or part of the shares of Common Stock be reissued in the participant’s own name and the stock certificates delivered to the participant until two years (or such shorter period of time as the Committee may designate) have elapsed since the first day of the Offering Period in which the shares were purchased and one year has elapsed since the day the shares were purchased (the “Holding Period”);

(ii) that all sales of shares during the Holding Period applicable to such shares be performed through a licensed broker acceptable to the Company; and

(iii) that participants abstain from selling or otherwise transferring shares of Common Stock purchased pursuant to the Plan for a period lasting up to two years from the date the shares were purchased pursuant to the Plan.

13.     WITHHOLDING OF TAXES.

      To the extent that a participant realizes ordinary income in connection with a sale or other transfer of any shares of Common Stock purchased under the Plan, the Company may withhold amounts needed to cover such taxes from any payments otherwise due and owing to the participant or from shares that would otherwise be issued to the participant hereunder. Any participant who sells or otherwise transfers shares purchased under the Plan within two years after the beginning of the Offering Period in which the shares were purchased must within 30 days of such transfer notify the Payroll Department of the Company in writing of such transfer.

14.     ACCOUNT STATEMENTS.

      The Company will cause the Agent to deliver to each participant a statement for each Purchase Period during which the participant purchases Common Stock under the Plan, reflecting the amount of payroll deductions during the Purchase Period, the number of shares purchased for the participant’s account, the price per share of the shares purchased for the participant’s account and the number of shares held for the participant’s account at the end of the Purchase Period.

15.     PARTICIPATION ADJUSTMENT.

      If in any Purchase Period the number of unsold shares that may be made available for purchase under the Plan pursuant to Section 1 above is insufficient to permit exercise of all rights deemed exercised by all participants pursuant to Section 10 above, a participation adjustment will be made, and the number of shares purchasable by all participants will be reduced proportionately. Any funds then remaining in a participant’s account after such exercise will be refunded to the participant.

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16.     CHANGES IN ELECTIONS TO PURCHASE.

     a. Ceasing Payroll Deductions or Periodic Payments

      A participant may, at any time prior to the last trading day of the Purchase Period, by written notice to the Company, direct the Company to cease payroll deductions (or, if the payment for shares is being made through periodic cash payments, notify the Company that such payments will be terminated), in accordance with the following alternatives:

(i) The participant’s option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Purchase Period, with the amount then credited to the participant’s account; or

(ii) Withdraw the amount in such participant’s account and terminate such participant’s option to purchase.

     b. Decreasing Payroll Deductions During a Purchase Period

      A participant may decrease his or her rate of contribution once during a Purchase Period (but not below one percent (1%) of regular earnings) by delivering to the Company a new form regarding election to participate in the Plan under Section 6 above.

c.	Modifying Payroll Deductions or Periodic Payments at the Start of an Offering Period

      Any participant may increase or decrease his or her payroll deduction or periodic cash payments, to take effect on the first day of the next Offering Period, by delivering to the Company a new form regarding election to participate in the Plan under Section 6 above.

17.     TERMINATION OF SERVICES.

      In the event a participant ceases providing services to the Company or a Participating Affiliate for any reason prior to the last day of the Purchase Period except under circumstances described in Section 18 below, the amount in the participant’s account will be distributed to the participant (or to the participant’s beneficiary (or estate in the case a beneficiary is not named) in the case of the participant’s death) and the participant’s option to purchase will terminate.

18.     LAY-OFF, AUTHORIZED LEAVE OF ABSENCE OR DISABILITY.

      Payroll deductions for shares for which a participant has an option to purchase may be suspended during any period of absence of the participant from work due to lay-off, authorized leave of absence or disability or, if the participant so elects, periodic payments for such shares may continue to be made in cash.

      If such participant returns to active service prior to the last day of the Purchase Period, the participant’s payroll deductions will be resumed and if said participant did not make periodic cash payments during the participant’s period of absence, the participant shall, by written notice to the Company’s Payroll Department within 10 days after the participant’s return to active service, but not later than the last day of the Purchase Period, elect:

(a) To make up any deficiency in the participant’s account resulting from a suspension of payroll deductions by an immediate cash payment;

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(b) Not to make up such deficiency, in which event the number of shares to be purchased by the participant shall be reduced to the number of whole shares which may be purchased with the amount, if any, then credited to the participant’s account plus the aggregate amount, if any, of all payroll deductions to be made thereafter; or

(c) Withdraw the amount in the participant’s account and terminate the participant’s option to purchase.

      A participant on lay-off, authorized leave of absence or disability on the last day of the Purchase Period shall deliver written notice to the Company on or before the last day of the Purchase Period, electing one of the alternatives provided in the foregoing clauses (a), (b) and (c) of this Section 18. If any participant fails to deliver such written notice within 10 days after the participant’s return to active service or by the last day of the Purchase Period, whichever is earlier, the participant shall be deemed to have elected subsection 18(c) above.

      If the period of a participant’s lay-off, authorized leave of absence or disability shall terminate on or before the last day of the Purchase Period, and the participant shall not resume providing services to the Company or a Participating Affiliate, the participant shall receive a distribution in accordance with the provisions of Section 17 of this Plan.

19.     FAILURE TO MAKE PERIODIC CASH PAYMENTS.

      Under any of the circumstances contemplated by this Plan, where the purchase of shares is to be made through periodic cash payments in lieu of payroll deductions, the failure to make any such payments shall reduce, to the extent of the deficiency in such payments, the number of shares purchasable under this Plan by the participant.

20.     TERMINATION OF PARTICIPATION.

      A participant will be refunded all moneys in his or her account, and his or her participation in the Plan will be terminated if either (a) the Board elects to terminate the Plan as provided in Section 25 below, or (b) the participant ceases to be eligible to participate in the Plan under Section 5 above. As soon as practicable following termination of participation in the Plan, the Company will deliver to the participant a check representing the amount in the participant’s account and a stock certificate representing the number of whole shares held in the participant’s account. Once terminated, participation may not be reinstated for the then current Offering Period, but, if otherwise eligible, the participant may elect to participate in any subsequent Offering Period.

21.     ASSIGNMENT.

      No participant may assign his or her rights to purchase shares of Common Stock under the Plan, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of Common Stock under the Plan may be made only to the participant (or, in the event of the participant’s death, to the participant’s beneficiary (or estate in the case a beneficiary is not named)). Once a stock certificate has been issued to the participant or for his or her account, such certificate may be assigned the same as any other stock certificate.

22.     APPLICATION OF FUNDS.

      All funds received or held by the Company under the Plan may be used for any corporate purpose until applied to the purchase of Common Stock and/or refunded to participants. Participants’ accounts will not be segregated.

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23.     NO RIGHT TO CONTINUED EMPLOYMENT OR PROVISION OF SERVICES.

      Neither the Plan nor any right to purchase Common Stock under the Plan confers upon any participant any right to continued employment with the Company or any of its Participating Affiliates, nor will participation in the Plan restrict or interfere in any way with the right of the Company or any of its Participating Affiliates to terminate the participant’s employment or provision of services at any time.

24.     AMENDMENT OF PLAN.

      The Board may, at any time, amend the Plan in any respect (including an increase in the percentage specified in Section 9 above used in calculating the Purchase Price). No amendment may be made that impairs the vested rights of participants.

25.     TERM AND TERMINATION OF THE PLAN.

      The Plan shall be effective as of the date of adoption by the Board, which date is set forth below, subject to approval of the Plan by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy; provided, however, that upon approval of the Plan by the shareholders of the Company as set forth above, all rights to purchase shares granted under the Plan on or after the effective date shall be fully effective as if the shareholders of the Company had approved the Plan on the effective date. If the shareholders fail to approve the Plan on or before one year after the effective date, the Plan shall terminate, any rights to purchase shares granted hereunder shall be null and void and of no effect, and all contributed funds shall be refunded to participating employees. The Board may terminate the Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participating employees that have vested at the time of termination. In any event, the Plan shall, without further action of the Board, terminate ten (10) years after the date of adoption of the Plan by the Board or, if earlier, at such time as all shares of Common Stock that may be made available for purchase under the Plan pursuant to Section 1 above have been issued.

26.     EFFECT OF CHANGES IN CAPITALIZATION.

     a. Changes in Stock.

      If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares that may be purchased under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which rights are outstanding shall be similarly adjusted so that the proportionate interest of a participant immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding rights shall not change the aggregate Purchase Price payable by a participant with respect to shares subject to such rights, but shall include a corresponding proportionate adjustment in the Purchase Price per share. Notwithstanding the foregoing, in the event of a spin-off that results in no change in the number of outstanding shares of the Common Stock of the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares for which rights are outstanding under the Plan, and (ii) the Purchase Price per share.

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b.	Reorganization in Which the Company Is the Surviving Corporation.

      Subject to Section c, if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, all outstanding rights under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such rights would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such rights immediately prior to such reorganization, merger or consolidation.

c.	Reorganization in Which the Company Is Not the Surviving Corporation, Sale of Assets or Stock, and other Corporate Transactions.

      Upon any dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board that results in any person or entity owning more than 80 percent of the combined voting power of all classes of stock of the Company, the Plan and all rights outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the rights theretofore granted, or for the substitution for such rights of new rights covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Offering Period and the Purchase Period shall be deemed to have ended on the last trading day prior to such termination, and in accordance with Section 12 above the rights of each participant then outstanding shall be deemed to be automatically exercised on such last trading day. The Board shall send written notice of an event that will result in such a termination to all participants at least ten (10) days prior to the date upon which the Plan will be terminated.

     d. Adjustments.

      Adjustments under this Section 26 related to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive.

     e. No Limitations on Company.

      The grant of a right pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

27.     GOVERNMENTAL REGULATION.

      The Company’s obligation to issue, sell and deliver shares of Common Stock pursuant to the Plan is subject to such approval of any governmental authority and any national securities exchange

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or other market quotation system as may be required in connection with the authorization, issuance or sale of such shares.

28.     STOCKHOLDER RIGHTS.

      Dividends paid with respect to shares credited to each participant’s account will be themselves credited to such account. The Company will deliver to each participant who purchases shares of Common Stock under the Plan, as promptly as practicable by mail or otherwise, all notices of meetings, proxy statements, proxies and other materials distributed by the Company to its stockholders. Any shares of Common Stock held by the Agent for an participant’s account will be voted in accordance with the participant’s duly delivered and signed proxy instructions. There will be no charge to participants in connection with such notices, proxies and other materials.

29.     RULE 16B-3.

      Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Securities Exchange Act of 1934, as amended. If any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

30.     PAYMENT OF PLAN EXPENSES.

      The Company will bear all costs of administering and carrying out the Plan.

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AMENDMENT NO. 1 TO THE 2002 EMPLOYEE STOCK PURCHASE PLAN

      The Guilford Pharmaceuticals Inc. 2002 Employee Stock Purchase Plan (the “Plan”) is hereby amended as set forth below, effective as of the date of adoption (the “Adoption Date”) of this Amendment by the Board of Directors of Guilford Pharmaceuticals Inc. (the “Corporation”), subject to approval of this Amendment by the stockholders of the Corporation, as provided below:

      1. Section 2 of the Plan is hereby amended and restated in its entirety to read as follows:

“2. Shares Subject to Plan.

Subject to adjustment as provided in Section 26 below, the aggregate number of shares of Common Stock that may be made available for purchase by participants under the Plan is 700,000. The shares issuable under the Plan may, in the discretion of the Board, be authorized but unissued shares, treasury shares, or shares purchased on the open market.”

      2. The Plan shall otherwise be unchanged by this Amendment.

      3. This Amendment is adopted subject to approval within one year of the Adoption Date by a majority of the stockholders of the Corporation. If the stockholders fail to approve this Amendment within one year of the Adoption Date, no awards may be granted under the Plan covering shares of stock in excess of the number permitted under the Plan as in effect before the Adoption Date.

* * *

      The foregoing Amendment to the Plan was duly adopted and approved by the Board of Directors of the Corporation by resolution at a meeting held on March 3, 2005, subject to approval of the Amendment by stockholders of the Corporation.

Secretary

      The foregoing Amendment to the Plan was duly adopted by the stockholders of the Corporation at a meeting held on May 4, 2005.

Secretary

ANNUAL MEETING OF STOCKHOLDERS OF

GUILFORD PHARMACEUTICALS INC.

May 4, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided.â

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND PROPOSALS 2, 3 and 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE☒

[Proxy Card Text to be inserted here]

     If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE CORPORATION TO ADDITIONAL EXPENSE.

     If you plan to attend the 2005 Annual Meeting, please check this box ☐

Signature of Stockholder ________________Date: ________________Signature of Stockholder________________Date: ________________

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GUILFORD PHARMACEUTICALS INC.

REVOCABLE PROXY

     ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 4, 2005
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of GUILFORD PHARMACEUTICALS INC. (the “Company”) hereby appoints Dean J. Mitchell, William F. Spengler, and Asher M. Rubin, or any of them, as attorneys and proxies of the undersigned, with full power of substitution and with authority in each of them, to act in the absence of the other and to vote and act for the undersigned at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 4, 2005 at 11:00 a.m. (Eastern time) at the Company’s research and development facility located at 6411 Beckley Street, Baltimore, Maryland 21224, and at any adjournments or postponements thereof, in respect of all shares of the common stock of the Company that the undersigned may be entitled to vote, on the following matters:

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. HOWEVER, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 and 4.

     The undersigned hereby acknowledges prior receipt of a copy of the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 4, 2005 and the 2004 Annual Report on Form 10-K, and hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

(Continued and to be signed on the reverse side)